NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 15, 1998


     The 1998 Annual Meeting of the Stockholders of FileNET Corporation (the "Company") will be held at 9:00 a.m. local time, on May 15, 1998, at The Mondavi Center, 1570 Scenic Avenue, Costa Mesa, California 92626, for the following purposes:

         1. To elect four directors for the ensuing year or until the election and qualification of their respective successors;

         2. To approve a series of amendments to the Company's 1995 Stock Option Plan, including a 600,000-share increase in the number of shares of Common Stock available for issuance thereunder and an increase in the respective number of shares for which option grants are to be made under the Automatic Option Grant Program to newly elected and continuing non-employee members of the Board of Directors;

         3. To approve the Company's 1998 Employee Stock Purchase Plan under which 150,000 shares of Common Stock will be added to the remaining reserve under the predecessor plan; and

         4. To transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on March 17, 1998, the record date, will be entitled to notice of, and to vote at, the 1998 Annual Meeting and any adjournment thereof.


                                By Order of the Board of Directors,

                                /s/  Mark S. St. Clare

                                Mark S. St. Clare
                                Secretary

Costa Mesa, California
Dated:  April 6, 1998

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                              3565 Harbor Boulevard
                          Costa Mesa, California 92626

                    ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                  MAY 15, 1998
                                -----------------

                                 PROXY STATEMENT
                                -----------------

                             SOLICITATION OF PROXIES

     The accompanying proxy is solicited on behalf of the Board of Directors of FileNET Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held at The Mondavi Center, 1570 Scenic Avenue, Costa Mesa, California 92626, on May 15, 1998 at 9:00 a.m. local time, and at any and all adjournments or postponements thereof (the "Meeting").

     All shares represented by each properly executed, unrevoked proxy received in time for the Meeting will be voted in the manner specified therein. If the manner of voting is not specified in an executed proxy received by the Company, the proxy will be voted FOR (i) the election of the four nominees for election to the Board of Directors listed in the proxy, (ii) the approval of the amendments to the Company's 1995 Stock Option Plan, including a 600,000-share increase in the number of shares of Common Stock available for issuance thereunder and an increase in the respective number of shares for which option grants are to be made under the Automatic Option Grant Program to newly elected and continuing non-employee members of the Board of Directors; and (iii) the approval of the 1998 Employee Stock Purchase Plan under which 150,000 shares of Common Stock will be added to the remaining reserve under the predecessor plan.

     Any stockholder has the power to revoke his or her proxy at any time before it is voted. A proxy may be revoked by delivering a written notice of revocation to the Secretary of the Company, by presenting a later-dated proxy executed by the person who executed the prior proxy, or by attendance at the meeting and voting in person by the person who executed the proxy. Attendance at the meeting will not, by itself, revoke a proxy.

     This proxy statement is being mailed to the Company's stockholders on or about April 6, 1998. The expense of soliciting proxies will be borne by the Company. Expenses include reimbursement paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Meeting to beneficial owners of the Company's Common Stock. Solicitation of proxies will be made by mail. Further solicitation of proxies may be made by telephone or oral communication by the Company's regular employees, who will not receive additional compensation for such solicitation.


                      OUTSTANDING SHARES AND VOTING RIGHTS

     Only holders of record of the 15,145,900 shares of the Company's Common Stock outstanding at the close of business on the record date, March 17, 1998, will be entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. On each matter to be considered at the Meeting, each stockholder will be entitled to cast one vote for each share of the Company's Common Stock held of record by such stockholder on March 17, 1998.

                                       1.

     In order to constitute a quorum for the conduct of business at the Meeting, a majority of the outstanding shares of the Common Stock of the Company entitled to vote at the Meeting must be present or represented at the Meeting. Pursuant to Delaware law, directors are elected by a plurality vote. The other matters submitted for stockholder approval at the Meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote on each matter. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals except the election of directors and will be counted as present for purposes of determining the existence of a quorum regarding the item on which the abstention is noted and will also be counted for purposes of determining whether stockholder approval of that item has been obtained. If shares are not voted by the broker who is the record holder of the shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth as of March 17, 1998 the amount and percentage of the outstanding shares of the Common Stock of the Company which, according to the information supplied to the Company, are beneficially owned by
(i) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the Company's outstanding Common Stock, (ii) each person who is currently a director of the Company or is a nominee for election as a director of the Company, (iii) each named executive officer in the Summary Compensation Table which appears below and (iv) all current directors and executive officers of the Company as a group. Except to the extent indicated in the footnotes to the following table, the person or entity listed has sole voting or dispositive power with respect to the shares which are deemed beneficially owned by such person or entity, subject to community property laws where applicable.

Name(2)(3)                                 Total               Percent of
                                        Outstanding             Shares of
                                        Common Stock          Common Stock
                                        Beneficially          Beneficially
                                          Owned (1)             Owned (1)
                                     ----------------         ------------
Directors
  Theodore J. Smith(4)                    243,673                 1.6%
  Frederick K. Fluegel(5)                  63,179                   *
  William P. Lyons(6)                      16,250                   *
  John C. Savage(7)                         9,883                   *

Named Executive Officers:
  Lee D. Roberts                              --                    *
  Bruce A. Waddington(8)                   44,393                   *
  Mark S. St.Clare(9)                      17,602                   *
  Lewis H. Carpenter, Jr.(10)              48,306                   *

All executive officers and
directors as a group (13 persons)(11)     467,503                 3.0

----------
  *  less than 1%

(1) Beneficial ownership and percentage of beneficial ownership as of March 17, 1998 for each person includes shares for which options held by such person are currently exercisable or will become exercisable within 60 days after March 17, 1998, as if such option shares were outstanding on March 17, 1998.

                                       2.

(2) The address of each individual named is 3565 Harbor Boulevard, Costa Mesa, California 92626, unless otherwise indicated.
(3) To the Company's knowledge, as of March 17, 1998, no person beneficially owned more than 5% of the Company's outstanding Common Stock.
(4) Includes 81,673 shares held by the Theodore J. Smith Family Trust as to which shares Mr. Smith, as co-trustee for this trust, has shared voting and dispositive power. Also includes 162,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 17, 1998.
(5) Includes 7,230 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 17, 1998.
(6) Represents shares held by the Lyons Family Trust as to which shares Mr. Lyons, as co-trustee for this trust, has shared voting and dispositive power. Also includes 15,250 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 17, 1998.
(7) Includes 7,626 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 17, 1998.
(8) Includes 39,380 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 17, 1998.
(9) Includes 9,433 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 17, 1998.
(10) Includes 46,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 17, 1998.
(11) Includes shares held by the Theodore J. Smith Family Trust and the Lyons Family Trust whose representatives or family members are members of the Company's Board of Directors (see footnotes 4 and 6). Also includes 303,044 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 17, 1998.

                                       3.

                        EXECUTIVE OFFICERS OF THE COMPANY

     The following table sets forth, as of March 17, 1998, those executive officers of the Company who were subject to the reporting requirements of
Section 16 of the Securities and Exchange Act of 1934, as amended:

           Name         Age                                     Position
Theodore J. Smith       68    Chairman of the  Board and Chief Executive Officer
                              since  the  Company's  inception  in  1982,   and
                              President of the Company from 1982 to May 1997.

Lee D. Roberts          45    President and Chief Operating  Officer  since  May
                              1997.  Prior to joining the Company in May   1997,
                              Mr.  Roberts  was  with   International   Business
                              Machines Corporation ("IBM") for over 20 years, serving most recently as General Manager and Vice President, Worldwide Marketing and Sales for the Networking Division of IBM.

Lewis H. Carpenter, Jr. 44    Senior Vice President, Worldwide  Marketing  since
                              July  1997.  From   October  1996  to  July  1997,
                              Mr. Carpenter served as Vice President of the Company and President-Saros Business Unit. From
                              November 1991 to October 1996, Mr. Carpenter served as Senior Vice President-International.

R. L. Ercanbrack        43    Senior  Vice  President,   Worldwide  Sales  since
                              October  1997.  From   June  1997 to October 1997,
                              Mr. Ercanbrack served  as Senior  Vice  President,
                              International.  Prior   to  joining the Company in
                              June  1997, Mr.  Ercanbrack  was with IBM for over
                              19 years, serving most recently  as Vice President
                              Worldwide    Sales,   Channel  and  OEM   for  the
                              Networking Division of IBM.

Lee M. Kim              39    Controller, Chief Accounting Officer and Assistant
                              Secretary since October 1997. Prior to joining the Company, Mr. Kim was with Wonderware Corporation since 1993, where he served as Director of Finance.

William J. Kreidler     53    Senior  Vice  President,  Services  and Operations
                              since July 1997. From August 1992  to  July  1997,
                              Mr. Kreidler served as Vice President, Operations.

Jordan M. Libit         49    Senior  Vice  President,  Busiess  Development and
                              Strategy  since July  1997.  From February 1992 to
                              July 1997, Mr. Libit  served  as  Vice  President,
                              Marketing.

Audrey N. Schaeffer     53    Vice  President,  Human  Resources  since  January
                              1993, Director of Administration from March 1986 to January 1993, and Assistant Secretary since
                              April 1988.

Mark S. St.Clare        51    Senior Vice President, Finance and Chief Financial
                              Officer  since  January  1985 and  Secretary since
                              June 1993.

Bruce A. Waddington     47    Senior Vice President, Engineering since June 1993
                              and  Chief  Technology  Officer  since March 1996.
                              From  June  1991  to  June 1993 Mr. Waddington was
                              Vice  President, Workstation  and  Communications
                              Software.

                                       4.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information regarding the annual and long-term compensation earned for services rendered in all capacities to the Company for the fiscal year ended December 31, 1997 (designated as the 1997 year below), the fiscal year ended December 31, 1996 (designated as the 1996 year below) and the fiscal year ended December 31, 1995 (designated as the 1995 year below), respectively, by the Company's Chief Executive Officer and each of the other four most highly compensated executive officers of the Company whose annual salary and bonuses exceeded $100,000 for the fiscal year ended December 31, 1997 (collectively, the "Named Executive Officers"). No executive officer who would have otherwise been includable in such table on the basis of salary and bonus earned for the fiscal year ended December 31, 1997 resigned or terminated employment during the fiscal year.


                                                      Summary Compensation Table

                                                                                                         Long-Term
                                                                                                        Compensation
                                                         Annual Compensation                               Awards
                                          ---------------------------------------------------     --------------------------
                                                                                       Other
                                                                                       Annual         Stock        All Other
                                                                                       Compen-       Options        Compen-
Name and Principal Position               Year          Salary(1)    Bonus(2)          sation       (Shares)       sation(3)
---------------------------               ----          ---------    --------          ------       --------       ---------
Theodore J. Smith                         1997          $360,850     $162,146              --      185,000(4)       $23,091
   Chairman of the Board and              1996           349,385           --              --       30,000(5)        21,426
   Chief Executive Officer                1995           316,909      157,000              --       35,000(5)        22,356

Lee D. Roberts(6)                         1997           190,000      188,500     $472,143(7)         330,000           417
   President and Chief Operating Officer  1996                --           --              --              --            --
                                          1995                --           --              --              --            --

Bruce A. Waddington                       1997           216,897       83,520              --      174,000(4)         3,004
   Senior Vice President-Engineering and  1996           185,070           --              --       20,000(5)         2,688
   Chief Technology Officer               1995           168,357       53,376              --       15,000(5)         2,460

Mark S. St.Clare                          1997           210,514       76,560              --      105,000(4)         4,483
   Senior Vice President-Finance, Chief   1996           201,417(8)        --              --       15,634(5)         4,094
   Financial Officer and Secretary        1995           183,282       70,000              --       25,000(5)         3,527

Lewis H. Carpenter, Jr.                   1997           211,856       73,726              --       65,000(4)         2,566
   Senior Vice President-Worldwide        1996           196,630           --      106,780(9)       20,000(5)         2,275
   Marketing                              1995           174,927       48,164              --       15,000(5)         2,460

----------

(1) Includes amounts deferred under (a) the Company's Employee Savings and Investment Plan, a tax-qualified plan under Section 401(k) of the Internal Revenue Code, and (b) the Company's Deferred Compensation Plan.

(2) Annual bonus amounts are earned and accrued for the fiscal year in which reported, but are paid after the close of that fiscal year.

(3) Includes (a) the following premiums paid by the Company for fiscal 1997 on certain term-life insurance policies maintained for the Named Executive Officers under which such individuals designate their own beneficiaries:
      $21,599,  $417,  $1,512,  $2,992 and $1,074 for  Messrs.  Smith,  Roberts,
      Waddington, St.Clare and Carpenter, respectively, and (b) a $1,491 contribution for fiscal 1997 made by the Company on behalf of each Named Executive Officer (other than Mr. Roberts) to the Section 401(k) Plan which matches a portion of his contribution to that plan.

                                       5.

(4) Option grants indicated for fiscal 1997 include the following options regranted on July 11, 1997 in exchange for the cancellation of preexisting options for the same number of shares but with a higher exercise price per share: 155,000 option shares, 54,000 option shares, 70,000 option shares and 50,000 option shares for Messrs. Smith, Waddington, St.Clare and Carpenter, respectively.

(5) Each of the options grants indicated for fiscal 1995 and 1996 was originally granted with an exercise price in excess of $18.00 per share (other than a 634-share option granted to Mr. St.Clare in 1996) and was cancelled on July 11, 1997 in exchange for a new option for the same number of shares with an exercise price of $18.00 per share, the fair market value per share of the Common Stock on the date of regrant.

(6) Mr. Roberts joined the Company and was first appointed an executive officer in May 1997.

(7) Includes (a) reimbursement of $1,999 for relocation expenses plus the tax gross-up for the portion includable as taxable income, (b) a housing allowance in the amount of $21,000 and (c) the aggregate amount of $449,144 paid in part as reimbursement of the settlement costs and legal fees incurred by Mr. Roberts in connection with a lawsuit commenced by his former employer and in part as a tax gross-up on the portion of such reimbursement includable in his taxable income. See "Employment Contracts and Change in Control Arrangements" for further information.

(8) Includes $19,971 applied by Mr. St.Clare for the acquisition of special option grants under the Company's Salary Reduction Option Grant Program.

(9) Represents reimbursement of relocation expenses plus the tax gross-up for the portion includable as taxable income.

                                       6.

                        Option Grants in Last Fiscal Year

     The following table provides information on option grants made in the 1997 fiscal year to the Named Executive Officers. No stock appreciation rights were granted during such fiscal year to the Named Executive Officers.

                                                                                  Potential Realizable Value
                                                                                  at Assumed Annual Rates of
                                                                                   Stock Price Appreciation
                                                                                            for
                                             Individual Grants                          Option Term(1)
                            -------------------------------------------------     --------------------------
                               Number of     % of Total
                               Securities      Options
                               Underlying     Granted to
                                Options       Employees  Exercise
                                Granted       in Fiscal   Price   Expiration
           Name                   (#)           Year      ($/Sh)     Date                5%         10%

Theodore J. Smith.........      30,000(2)(3)     1.1      $18.00   07/10/07         $339,486     $860,255
                                30,000(2)(4)     1.1       18.00   07/10/07          339,486      860,255
                                30,000(2)(5)     1.1       18.00   07/10/07          339,486      860,255
                                35,000(2)(6)     1.3       18.00   07/10/07          396,066    1,003,631
                                30,000(2)(7)     1.1       18.00   07/10/07          339,486      860,255
                                30,000(8)        1.1       28.38   12/10/07          535,256    1,356,336

Lee D. Roberts............     300,000(9)        0.8       14.31   05/21/07        2,698,910    6,839,029
                                30,000(8)        1.1       28.38   12/10/07          535,256    1,356,336

Bruce A. Waddington.......     100,000(8)        3.6       13.06   05/19/07          821,052    2,080,543
                                 4,000(2)(3)     0.1       18.00   07/10/07           45,265      114,701
                                15,000(2)(5)     0.5       18.00   07/10/07          169,743      430,128
                                15,000(2)(6)     0.5       18.00   07/10/07          169,743      430,128
                                20,000(2)(7)     0.7       18.00   07/10/07          226,324      573,504
                                20,000(8)        0.7       28.38   12/10/07          356,837      904,224

Mark S. St.Clare..........      15,000(2)(3)     0.5       18.00   07/10/07          169,743      430,128
                                15,000(2)(5)     0.5       18.00   07/10/07          169,743      430,128
                                25,000(2)(6)     0.9       18.00   07/10/07          282,905      716,879
                                15,000(2)(7)     0.5       18.00   07/10/07          169,743      430,128
                                25,000(8)        0.9       17.69   09/02/07          278,032      704,533
                                10,000(8)        0.4       28.38   12/10/07          178,419      452,112

Lewis H. Carpenter, Jr....      15,000(2)(5)     0.5       18.00   07/10/07          169,743      430,128
                                15,000(2)(6)     0.5       18.00   07/10/07          169,743      430,128
                                10,000(2)(10)    0.4       18.00   07/10/07          113,162      286,752
                                10,000(2)(7)     0.4       18.00   07/10/07          113,162      286,752
                                15,000(8)        0.5       28.38   12/10/07          267,628      678,168

----------

(1) The assumed 5% and 10% annual rates of stock price appreciation are for illustrative purposes only. Actual stock prices will vary from time to time based upon market factors and the Company's financial performance. No assurance can be given that such rates will be achieved. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the Named Executive Officers.

(2) Such option was originally granted with an exercise price in excess of $18.00 per share and was cancelled on July 11, 1997 in exchange for a new option for the same number of shares with an exercise price of $18.00 per share, the fair market value per share of Common Stock on the date of regrant. In connection with the cancellation/regrant of the option, the

                                       7.

      following new vesting schedule was imposed on the shares subject to the new option: (a) upon the optionee's completion of one year of service with the Company measured from the July 11, 1997 regrant date, the new option will become exercisable for the number of shares for which the higher-priced option was exercisable at the time of cancellation and (b) the new option will become exercisable for each remaining installment of the option shares on a date six months later than that installment would have become exercisable under the cancelled option.

(3) Such option will become exercisable for all the option shares upon the optionee's completion of one year of service with the Company measured from the July 11, 1997 regrant date.

(4) Such option will become exercisable for 60% of the option shares upon the optionee's completion of one year of service with the Company measured from the July 11, 1997 regrant date and will become exercisable for the remaining 40% of the option shares in two successive equal annual installments over the optionee's continued period of service, with the first such installment to become exercisable on June 16, 1998.

(5) Such option will become exercisable for 40% of the option shares upon the optionee's completion of one year of service with the Company measured from the July 11, 1997 regrant date and will become exercisable for the remaining 60% of the option shares in three successive equal annual installments over the optionee's continued period of service, with the first such installment to become exercisable on June 8, 1998.

(6) Such option will become exercisable for 25% of the option shares upon the optionee's completion of one year of service with the Company measured from the July 11, 1997 regrant date and will become exercisable for the remaining 75% of the option shares in three successive equal annual installments over the optionee's continued period of service, with the first such installment to become exercisable on June 14, 1998.

(7) Such option will become exercisable in four successive equal annual installments over the optionee's continued period of service, with the first such installment to become exercisable on June 12, 1998.

(8) Each such option was granted under the Company's 1995 Stock Option Plan and (other than the 25,000-share option grant indicated for Mr. St.Clare) will become exercisable for the option shares in four successive equal annual installments upon the optionee's completion of each year of service with the Company over the four-year period measured from the December 11, 1997 grant date (or the May 20, 1997 grant date for the first
      100,000-share option indicated for Mr. Waddington). The 25,000 share option indicated for Mr. St.Clare will become exercisable for the option shares in three successive equal annual installments upon his completion of each year of service with the Company over the three-year period measured from September 3, 1998, the first anniversary of the grant date. Notwithstanding the foregoing, each option will become immediately exercisable for all the option shares in the event the Company is acquired by merger or asset sale, unless the option is to be assumed by the successor entity. Should the option be assumed in the acquisition, then that option will subsequently become exercisable for all the option shares in the event the optionee's employment is terminated (whether involuntarily or through a forced resignation) within 12 months after the acquisition. The option will also accelerate in full in the event the optionee's employment is terminated within 12 months after a change of control of the Company (whether by tender offer for more than 50% of the Company's outstanding voting securities or a change in the composition of the Board effected through one or more contested elections for Board membership). Each option has a maximum term of 10 years, subject to earlier termination following the optionee's termination of employment.

(9) On May 22, 1997, Mr. Roberts was granted an option for 300,000 shares in connection with the commencement of his employment with the Company. The option will become exercisable in four successive equal annual installments upon his completion of each year of service with the Company over the four-year period measured from the date on which his employment with the Company began. However, a portion of the option will become immediately exercisable if (a) the Company terminates Mr. Roberts employment within his first year of service without "Cause" (as defined in Mr. Roberts' employment agreement with the Company), (b) during the term of the agreement, the Company experiences a change in control and Mr. Roberts' employment with the Company is terminated in connection therewith, (c) Mr. Roberts is not appointed Chief Executive Officer of the

                                       8.

      Company before the employment agreement expires and he resigns within thirty days after the expiration of the agreement or (d) during the term of the employment agreement, Mr. Roberts resigns for "Good Reason" (as defined in the employment agreement). The option has a maximum term of 10 years, subject to earlier termination following the optionee's termination of employment.

(10) Such option will become exercisable in four successive equal annual installments over the optionee's continued period of service, with the first such installment to become exercisable on April 3, 1998.


    Aggregated Option Exercises in Last Fiscal Year and Year End Option Value

     The following table sets forth certain information with respect to the Named Executive Officers concerning their exercise of options during fiscal 1997 and the unexercised options held by them at the close of such fiscal year. No stock appreciation rights were held or exercised by the Named Executive Officers at any time during the 1997 fiscal year.

                                                                                                   Value of
                                                                   Number of Unexercised          Unexercised
                                                                     Options at Fiscal            In-the-Money
                                                                        Year End                   Options at
                                Shares                               (Number of Shares)         Fiscal Year End(1)
           Name                Acquired          Value                Exercisable/                Exercisable/
                           on Exercise (#)  Realized ($)(2)           Unexercisable               Unexercisable
Theodore J. Smith.........       --               --                 156,000 / 191,000        $3,196,130 / 1,945,570
Lee D. Roberts............       --               --                      -- / 330,000                -- / 4,673,100
Bruce A. Waddington.......   12,000         $188,950                  27,380 / 187,460           513,955 / 2,581,485
Mark S. St.Clare..........       --               --                  18,634 / 111,000           261,926 / 1,213,420
Lewis H. Carpenter, Jr....       --               --                  40,500 /  72,000           446,735 /   695,140

----------

(1) Calculated on the basis of the average of the high and low selling prices of the Company's Common Stock on December 31, 1997 ($29.75), the last trading day in fiscal 1997, minus the exercise price of the option, multiplied by the number of shares subject to the option.

(2) The excess of the fair market value of the purchased shares on the date of exercise over the exercise price paid for such shares.

                                       9.

                                Option Repricings

     As discussed in the Compensation Committee Report on Executive Compensation below, the Company implemented a special option cancellation/regrant program for all of its employees, including executive officers, holding stock options with an exercise price per share in excess of the fair market value of the Company's Common Stock on the regrant date. The cancellations/regrants were effected on July 11, 1997, and a number of outstanding options with an exercise price in excess of $18.00 per share were surrendered for cancellation and new options for the same aggregate number of shares were granted with an exercise price of $18.00 per share.

     The following table sets forth information with respect to each of the Company's Named Executive Officers concerning his participation in the option cancellation/regrant program effected on July 11, 1997. The Company has not implemented any other option cancellation/regrant programs in which the Company's executive officers have participated.

                                               Number of                                             Length of
                                              Securities     Market Price    Exercise              Option Term
                                              Underlying     of Stock at     Price at               Remaining at
                                                Options        Time of       Time of      New         Date of
                               Repricing      Repriced or    Repricing or  Repricing or Exercise   Repricing or
             Name                Date           Amended        Amendment     Amendment   Price       Amendment

Theodore J. Smith.........      07/11/97         30,000         $18.00        $21.38    $18.00    4 years, 5 months
                                07/11/97         30,000          18.00         18.38     18.00    6 years, 5 months
                                07/11/97         30,000          18.00         24.88     18.00    7 years, 5 months
                                07/11/97         35,000          18.00         40.82     18.00    8 years, 5 months
                                07/11/97         30,000          18.00         35.13     18.00    9 years, 5 months

Bruce A. Waddington.......      07/11/97          4,000          18.00         21.38     18.00    4 years, 5 months
                                07/11/97         15,000          18.00         24.88     18.00    7 years, 5 months
                                07/11/97         15,000          18.00         40.82     18.00    8 years, 5 months
                                07/11/97         20,000          18.00         35.13     18.00    9 years, 5 months

Mark S. St.Clare..........      07/11/97         15,000          18.00         21.38     18.00    4 years, 5 months
                                07/11/97         15,000          18.00         24.88     18.00    7 years, 5 months
                                07/11/97         25,000          18.00         40.82     18.00    8 years, 5 months
                                07/11/97         15,000          18.00         35.13     18.00    9 years, 5 months

Lewis H. Carpenter, Jr....      07/11/97         15,000          18.00         24.88     18.00    7 years, 5 months
                                07/11/97         15,000          18.00         40.82     18.00    8 years, 5 months
                                07/11/97         10,000          18.00         26.13     18.00    9 years, 3 months
                                07/11/97         10,000          18.00         35.13     18.00    9 years, 5 months

                                      10.

             Compensation Committee Report on Executive Compensation

     It is the duty of the Compensation Committee to review and determine the salaries and bonuses of executive officers of the Company, including the Chief Executive Officer, and to establish the general compensation policies for such individuals. The Compensation Committee also has the sole and exclusive authority to make discretionary option grants to the Company's executive officers under the 1995 Stock Option Plan.

     The Compensation Committee believes that the compensation programs for the Company's executive officers should reflect the Company's performance and the value created for the Company's stockholders. In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company and should reward individual contribution to the Company's success. The Company is engaged in a very competitive industry, and the Company's success depends upon its ability to attract and retain qualified executives through the competitive compensation packages it offers to such individuals.

     General Compensation Policy. The Compensation Committee's policy is to provide the Company's executive officers with compensation opportunities that are based upon their personal performance, the financial performance of the Company and their contribution to that performance and are competitive enough to attract and retain highly skilled individuals. Each executive officer's compensation package is comprised of three elements: (i) base salary that is competitive with the market and reflects individual performance, (ii) annual variable performance awards payable in cash and tied to the Company's achievement of annual financial performance goals and (iii) long-term stock-based incentive awards designed to strengthen the mutuality of interests between the executive officers and the Company's stockholders. As an officer's level of responsibility increases, a greater proportion of his or her total compensation will be dependent upon the Company's financial performance and stock price appreciation rather than base salary.

     The Company retains the services of an independent compensation consulting firm to advise the Compensation Committee as to how the Company's executive compensation compares to that of companies within and outside of the industry.

     Factors. The principal factors that were taken into account in establishing each executive officer's compensation package for the 1997 fiscal year are described below. However, the Compensation Committee may in its discretion apply entirely different factors, such as different measures of financial performance, for future fiscal years.

     Base Salary. In setting base salaries, the Compensation Committee reviews published compensation survey data for its industry. The Committee has also identified a group of companies for comparative compensation purposes and it reviews detailed compensation data incorporated into each such company's proxy statements. This group is comprised of approximately 25 companies. The base salary for each officer reflects the salary levels for comparable positions in the published surveys and the comparative group of companies, as well as the individual's personal performance and internal alignment considerations. The relative weight given to each factor varies with each individual in the sole discretion of the Compensation Committee. Each executive officer's base salary is adjusted each year on the basis of (i) the Compensation Committee's evaluation of the officer's personal performance for the year and (ii) the competitive marketplace for persons in comparable positions. The Company's performance and profitability may also be a factor in determining the base salaries of executive officers. For the 1997 fiscal year, the base salary of the Company's executive officers ranged from the 40th percentile to the 60th percentile of the base salary levels in effect for comparable positions in the surveyed compensation data.

     Annual Incentives. The incentive bonus program for the 1997 fiscal year, which the Compensation Committee initially established for the Chief Executive
Officer and the other executive officers (other than Messrs. Roberts and Ercanbrack), was revised during the year to include performance milestones for the last three fiscal quarters based on revised earnings per share and backlog targets. In connection with these revisions, the target bonus of the Chief Executive Officer and each of the other executive officers (other than Messrs. Roberts and Ercanbrack) was reduced by twenty-five percent. The bonuses payable to Messrs. Roberts and Ercanbrack for the 1997 fiscal year were established by the terms of their individual employment agreements and were not modified. Based on the Company's performance over the new nine-month measurement period in

                                      11.

fiscal year 1997 and the contractual bonuses payable to Messrs. Roberts and Ercanbrack, bonuses in the aggregate amount of $919,188 were awarded to 10 executive officers for the 1997 fiscal year.

     Long Term Incentives. Generally, stock option grants are made annually by the Compensation Committee to each of the Company's executive officers. Each grant is designed to align the interests of the executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to ten years). Each option becomes exercisable in successive annual installments over a four-year period, contingent upon the officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he or she remains employed by the Company during the vesting period, and then only if the market price of the shares appreciates over the option term.

     The size of the option grant to each executive officer, including the Chief Executive Officer, is set by the Compensation Committee at a level that is intended to create a meaningful opportunity for stock ownership based upon the individual's current position with the Company, the individual's personal performance in recent periods and his or her potential for future responsibility and promotion over the option term. The Compensation Committee also takes into account the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. The relevant weight given to each of these factors varies from individual to individual. The Compensation Committee has established certain guidelines with respect to the option grants made to the executive officers, but has the flexibility to make adjustments to those guidelines at its discretion.

     CEO Compensation. In setting the total compensation payable to the Company's Chief Executive Officer for the 1997 fiscal year, the Compensation Committee sought to have it competitive with other companies in the surveyed group, while at the same time assuring that a significant percentage of compensation was tied to Company performance and stock price appreciation.

     The Compensation Committee adjusted Mr. Smith's base salary for the 1997 fiscal year in recognition of his personal performance and with the objective of maintaining his base salary at a competitive level when compared with the base salary levels in effect for similarly situated chief executive officers. With respect to Mr. Smith's base salary, it is the Compensation Committee's intent to provide him with a level of stability and certainty each year and not have this particular component of compensation affected to any significant degree by Company performance factors. For the 1997 fiscal year, Mr. Smith's base salary was approximately at the median of the base salary levels of other chief executive officers at the surveyed companies.

     The remaining components of Mr. Smith's 1997 fiscal year compensation, however, were primarily dependent upon corporate performance. As discussed above, the performance milestones initially established for Mr. Smith's incentive bonus were revised during the year to include performance milestones for the last three fiscal quarters based on revised earnings per share and backlog targets. In connection with these revisions, Mr. Smith's target bonus for the 1997 fiscal year was reduced by twenty-five percent. On the basis of the Company's performance over the new nine-month measurement period in fiscal year 1997, Mr. Smith was paid a bonus in the amount of $162,000 for such fiscal year. The Compensation Committee also authorized a stock option grant to Mr. Smith in fiscal 1997 in order to provide him with an equity incentive to continue contributing to the financial success of the Company. The option will have value for Mr. Smith only if the market price of the underlying option shares appreciates over the market price in effect on the date the grant was made.

Special Option Regrant Program

     During the 1997 fiscal year, the Compensation Committee felt that circumstances had made it necessary for the Company to implement an option cancellation/regrant program. Accordingly, on July 11, 1997, all of the Company's employees, including executive officers, were given the opportunity to surrender their outstanding options under the 1995 Stock Option Plan with exercise prices in excess of $18.00 per share in return for a new option grant

                                      12.

for the same number of shares but with a lower exercise price of $18.00 per share, the fair market value per share of the Company's Common Stock on the regrant date. Each employee eligible for a new option grant was given the choice of accepting that option with a new vesting schedule in cancellation of his or her higher-priced option or rejecting the new grant and retaining the higher-priced option with its original vesting schedule.

     The Compensation Committee determined that this program was necessary because equity incentives are a significant component of the total compensation package of each key Company employee and play a substantial role in the Company's ability to retain the services of individuals essential to the Company's long-term financial success. The Compensation Committee felt that the Company's ability to retain key employees would be significantly impaired, unless value were restored to their options in the form of regranted options at the current market price of the Company's Common Stock. However, in order for the regranted options to serve their primary purpose of assuring the continued service of each optionee, a new vesting schedule was imposed with respect to the option shares. The shares subject to the new options will vest as follows: (i) upon the optionee's completion of six months of service with the Company (or one year of service for executive officers) measured from the July 11, 1997 grant date, the new option will become exercisable for the number of shares for which the higher-priced option was exercisable at the time of cancellation, and (ii) the new option will become exercisable for each remaining installment of the option shares on a date six months later than that installment would have become exercisable under the cancelled option. Accordingly, each optionee will only have the opportunity to acquire the option shares at the lower exercise price if he or she remains in the Company's employ.

     As a result of the new vesting schedules imposed on the regranted options, the Compensation Committee believes that the program strikes an appropriate balance between the interests of the option holders and those of the stockholders. The lower exercise prices in effect under the regranted options make those options valuable once again to the executive officers and key employees critical to the Company's financial performance. However, those individuals will enjoy the benefits of the regranted options only if they in fact remain in the Company's employ and contribute to the Company's financial success.

Compliance with Internal Revenue Code Section 162(m)

     Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be performance-based. Non-performance based compensation paid to the Company's executive officers for the 1997 fiscal year did not exceed the $1 million limit per officer, and the Compensation Committee does not anticipate that the non-performance based compensation to be paid to the Company's executive officers for fiscal 1998 will exceed that limit. The Company's 1995 Stock Option Plan has been structured so that any compensation deemed paid in connection with the exercise of option grants made under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation which will not be subject to the $1 million limitation. Because it is unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 millon limit, the Compensation Committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1 million level.


                                      13.

     It is the opinion of the Compensation Committee that the executive compensation policies and plans provide the necessary total remuneration program to properly align the Company's performance and the interests of the Company's stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

    Submitted by the Compensation Committee of the Company's Board of Directors:

                                        Compensation Committee

                                        Frederick K. Fluegel, Chairman
                                        William P. Lyons
                                        John C. Savage



           Compensation Committee Interlocks and Insider Participation

     The Compensation Committee is composed of Messrs. Fluegel, Lyons and Savage. No member of the Compensation Committee was at any time during the 1997 fiscal year or at any other time an officer or employee of the Company. No executive officer of the Company served on the board of directors or compensation committee of any entity which has one or more executive officers serving as members of the Company's Board of Directors or Compensation Committee.

                                      14.

                          Stock Price Performance Graph

     The following graph compares the five year cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the Nasdaq Stock Market Index and the Nasdaq Computer and Data Processing Services Index for the period from December 31, 1992 to December 31, 1997.

[GRAPH APPEARS HERE]

Measurement Period           FILENET        S&P          NASDAQ
(Fiscal Year Covered)        CORPORATION    500 INDEX    C&DPS INDEX
---------------------        -----------    ---------    -----------
Measurement Pt- 12/31/92      $100           $100         $100
FYE  01/02/94                 $ 95           $115         $106
FYE  01/01/95                 $119           $112         $128
FYE  12/31/95                 $207           $159         $196
FYE  12/31/96                 $141           $195         $242
FYE  12/31/97                 $132           $240         $297

Assumes $100 invested on December 31, 1992 in the Company's Common Stock and in the stock of each of the other Indices.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 which might incorporate future filings made by the Company under those statutes, neither the preceding Compensation Committee Report on Compensation nor the Stock Price Performance Graph will be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by the Company under those statutes.

              Employment Contracts and Change in Control Agreements

     In May 1997, the Company entered into an employment  agreement with Mr. Lee
D. Roberts, the Company's President and Chief Operating Officer. The agreement has a term of two years, commencing May 22, 1997, and pursuant to such agreement, Mr. Roberts was granted an option on such commencement date to purchase 300,000 shares of the Company's Common Stock at an exercise price of $14.31 per share. The option will vest in equal successive annual installments over a period of four years, subject to Mr. Robert's continued employment with the Company. If (i) the Company terminates Mr. Robert's employment without "Cause" (as defined in the agreement) within the first year of the employment term, (ii) during the term of the agreement, the Company experiences a change in control and Mr. Roberts is terminated without Cause in connection therewith,
(iii) Mr. Roberts has not been appointed Chief Executive Officer of the Company before the agreement expires (at the end of two years) and resigns within thirty days thereafter or (iv) during the term of the agreement, Mr. Roberts resigns for "Good Reason" (as defined in the agreement), then the Company must pay Mr. Roberts a sum equal to his annual base salary in effect as of the date of termination plus an amount equal to the annual incentive bonus that Mr. Roberts would have been entitled to receive during that year if the Company's Earnings Per Share ("EPS") equalled 100% of the plan. Upon the occurrence of any of the foregoing events, Mr. Roberts will also be entitled to exercise a portion of his option on an accelerated basis. Pursuant to the agreement, Mr. Roberts is entitled to an annual base salary of $325,000, an annual incentive bonus which is tied to the financial performance of the Company and reasonable relocation expenses. In addition, the Company agreed to reimburse Mr. Roberts for all legal fees incurred by him in connection with a lawsuit brought against him by his former employer for the repayment of any profit realized by him in connection with the exercise of his options to purchase shares of that employer's common stock and the subsequent sale of those shares. The Company also agreed to pay Mr. Roberts an amount equal to any after-tax loss he incurred (based upon the excess of the amount received by him upon the sale of the shares purchased under his former employer's options over the option exercise price paid for those shares) in the event that he was requested by the Company to settle the suit or did not prevail in the suit. During the 1997 fiscal year, the Company paid Mr. Roberts an aggregate of $449,144 in connection with the settlement of such suit and the reimbursement of the tax liability arising from such payment.

     None of the Company's other Named Executive Officers has an employment agreement with the Company, and the employment of each such Named Executive
Officer may be terminated at any time at the discretion of the Board of Directors. However, the Compensation Committee of the Board of Directors has the authority as administrator of the Company's 1995 Stock Option Plan to provide for the accelerated vesting of the shares of Common Stock which are subject to any outstanding options held by the Chief Executive Officer and the Company's other executive officers or any unvested shares actually held by those individuals under the 1995 Stock Option Plan (including any previously outstanding options under the Company's predecessor 1986 Stock Option Plan which were incorporated into the 1995 Plan at the time of its implementation), in the event their employment were to be terminated (whether involuntarily or through a forced resignation) within a designated period (not to exceed 18 months) following (i) an acquisition of the Company by merger or asset sale, (ii) a successful tender for more than 50% of the Company's outstanding Common Stock or
(iii) a change in the majority of the Board as a result of one or more contested elections for Board membership. The option grants made to the Named Executive Officers during the 1997 fiscal year, together with all prior option grants held by such individuals, contain such acceleration provisions which will be triggered in the event the individual's employment is terminated within 12 months following the change in control event.

                                      16.

          COMPLIANCE WITH SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file initial reports of ownership and reports of changes in ownership with the SEC and the Nasdaq National Market. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of copies of such forms received by it with respect to fiscal year 1997 and the written representations received from certain reporting persons that no other reports were required, the Company believes that all directors, executive officers and persons who own more than 10% of the Company's Common Stock have complied with the reporting requirements of Section 16(a).

                                      17.

                                   Proposal 1

                              ELECTION OF DIRECTORS

     Directors are elected at each Annual Meeting of Stockholders and hold office until their successors are duly elected and qualified at the next Annual Meeting of Stockholders. Pursuant to the Company's Bylaws and a resolution adopted by a majority of the authorized number of directors, the authorized number of members of the Board of Directors has been set at four.

     The following table sets forth certain information concerning the nominees for election to the Board of Directors.

                                                                      Year First
    Name, Age, Principal Occupation or Position,                      Became
    and Directorships of Other Publicly Owned Companies               a Director

    William P. Lyons, 53, President, Chief Executive Officer and        1992
    a director of Finjan Software, Ltd. since February 1998.
    Prior to February 1998, Mr. Lyons served as President,
    Chief Executive Officer and a director of ParcPlace-Digitalk, Inc.

    John C. Savage, 50, Managing Director of Redwood Partners, LLC,     1982
    a venture buy-out firm and Director of OrCad, Inc. and of Mattson Technology, Inc.

    Theodore  J.  Smith,  68,  Chairman  of the Board and Chief         1982
    Executive Officer of the Company.

    Lee D. Roberts,  45,  President and Chief  Operating  Officer         *
    since May 1997. Prior to joining the Company in May 1997,
    Mr. Roberts was with IBM for over 20 years, serving most recently as General Manager and Vice President, Worldwide
    Marketing  and  Sales for the  Networking Division of IBM.

   ----------
   *    Such nominee has not previously served as a director of the Company.

     Except as otherwise indicated, during the past five years, each of the nominees has held the same position with the same entities as listed above.

     Frederick K. Fluegel, 58, a director of the Company since 1982 and a member of the Compensation and Audit Committees, has decided not to stand for reelection at the Meeting.

     The Board of Directors held 13 meetings (including three unanimous written consents in lieu of a meeting) during the fiscal year ended December 31, 1997. Each director attended or participated in at least 75% of the aggregate number of meetings of the Board of Directors held during such period and meetings held during such period by all committees of the Board of Directors on which that director served.

     The Company has standing Audit and Compensation Committees, but has not established a Nominating Committee. Messrs. Savage and Fluegel comprise the Audit Committee. The Audit Committee met once during the fiscal year ended December 31, 1997. The Audit Committee's responsibilities include recommending the selection of the Company's independent public accountants to the Board of Directors, as well as reviewing the (i) scope and results of the audit engagement with the independent public accountants and management, (ii) adequacy of the Company's internal accounting control procedures, (iii) independence of the independent public accountants and (iv) the range of audit and non-audit fees charged by the independent public accountants. During fiscal year 1997, Messrs. Fluegel, Lyons and Savage comprised the Compensation Committee, which met six times during the fiscal year ended December 31, 1997. The Compensation

                                      18.

Committee reviews and approves executive salaries, considers awards to be granted under the Company's officer bonus plan, has the exclusive authority to make stock option grants under the 1995 Stock Option Plan to the Company's executive officers and performs other related functions upon request of the Board of Directors. Either the Compensation Committee or the full Board of Directors may award option grants to all other eligible individuals under the 1995 Stock Option Plan.

Board Compensation and Benefits

     Each director who is not an employee of the Company is reimbursed for actual expenses incurred in attending Board meetings. In addition, each non-employee director received the following compensation for his Board service during fiscal 1997: (i) an annual retainer fee of $12,000; (ii) a fee of $1,500 for each Board meeting attended; and (iii) a fee of $1,000 for each Committee meeting attended which was not held on the same day as a Board meeting.

     At the 1997 Annual Stockholders Meeting held on May 20, 1997, Messrs. Fluegel, Savage and Lyons each received, upon their reelection to the Board, a stock option for 3,500 shares of the Company's Common Stock under the Automatic Option Grant Program in effect for non-employee Board members under the 1995 Stock Option Plan. Each option has an exercise price of $13.06 per share, the fair market value per share of Common Stock on the grant date. Each option will become exercisable for the option shares in a series of four successive equal annual installments upon the optionee's completion of each year of Board service over the four-year period measured from the grant date. The option has a maximum term of 10 years measured from the grant date, subject to earlier termination following the optionee's cessation of Board service.

     On January 2, 1998, Mr. Savage, in connection with his election to apply his $12,000 cash retainer fee for the 1998 fiscal year to the acquisition of a special option grant under the Director Fee Option Grant Program in effect under the 1995 Stock Option Plan, was granted an option for 610 shares under that program. The option has an exercise price of $9.83 per share, one-third of the fair market value per share of the Common Stock on the grant date ($29.50).
Accordingly, the spread on the option shares at the time of grant (the fair market value of those shares less the aggregate exercise price) was equal to the cash retainer fee Mr. Savage elected to apply to the grant. The option will become exercisable for the option shares in a series of 12 successive equal monthly installments upon the optionee's completion of each month of Board service during the 1998 calendar year. The option will immediately become exercisable for all the option shares in the event any of the following transactions should occur while the optionee continues in Board service: (i) the optionee dies or becomes permanently disabled, (ii) the Company is acquired by merger or asset sale or (iii) there is a change in control of the Company (whether by tender offer for more than 50% of the Company's outstanding voting securities or a change in the composition of the Board effected through one or more contested elections for Board membership). The option has a maximum term of 10 years measured from the grant date, subject to earlier termination three years following the optionee's cessation of Board service.

     Provided the stockholders approve Proposal 2 at the Meeting, the provisions of the Automatic Option Grant Program in effect under the 1995 Stock Option Plan will be amended to provide the following option grants to the non-employee Board members over their period of continued Board service: (i) each individual reelected to the Board as a non-employee Board member at the 1998 Annual Meeting will receive at that time an option grant for 15,000 shares of the Company's Common Stock; (ii) each individual who first joins the Board as a non-employee Board member at the 1998 Annual Meeting or at any time thereafter will, upon his or her initial election or appointment to the Board, receive an option grant for 25,000 shares of the Company's Common Stock, provided such individual has not previously been in the Company's employ, and (iii) on the date of each Annual Stockholders Meeting, beginning with the 1998 Annual Meeting, each non-employee Board member reelected to the Board at that time will also receive an option grant for 7,000 shares of the Company's Common Stock, provided such individual has served as a non-employee Board member for at least six months. For further information concerning the terms of such options, please see the description of the Automatic Option Grant Program in Proposal 2 below "Approval of Amendments to the 1995 Stock Option Plan."

                                      19.

Stockholder Approval

     Directors will be elected by a favorable vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Meeting. Abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes. Unless instructed to the contrary, the shares represented by the proxies will be voted FOR the election of the four nominees named above as directors. Although it is anticipated that each nominee will be able to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person or persons as may be designated by the Company's Board of Directors. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL FOUR NOMINEES NAMED ABOVE.

                                      20.

                                   Proposal 2

              APPROVAL OF AMENDMENTS TO THE 1995 STOCK OPTION PLAN

     The Company's stockholders are being asked to approve a series of amendments to the Company's 1995 Stock Option Plan (the "1995 Plan") that will increase the number of shares of Common Stock issuable under the 1995 Plan by an additional 600,000 shares and revise the provisions of the Automatic Option Grant Program to effect the following changes:

      (i) Each individual reelected to the Board as a non-employee Board member at the 1998 Annual Meeting will receive at that time an option grant for 15,000 shares of the Company's Common Stock.

     (ii) Each individual who first joins the Board as a non-employee Board member at the 1998 Annual Meeting or at any time thereafter will, upon his or her initial election or appointment to the Board, receive an option grant for 25,000 shares of the Company's Common Stock, provided such individual has not previously been in the Company's employ. Previously, newly appointed or elected non-employee Board members received an initial option grant for 10,000 shares of Common Stock.

     (iii) On the date of each Annual Stockholders Meeting, beginning with the 1998 Annual Meeting, each individual reelected to the Board as a non-employee Board member will also receive an option grant for 7,000 shares of the Company's Common Stock, provided such individual has served as a non-employee Board member for at least six months. Previously, non-employee Board members received an option grant for 3,500 shares upon their reelection to the Board.

     The share increase to the 1995 Plan will assure that the Company will have a sufficient reserve of Common Stock to provide a comprehensive equity incentive program for the Company's officers, employees and non-employee Board members in order to encourage those individuals to remain in the Company's service and more closely align their interests with those of the stockholders. The number of shares for which options will be granted to each newly-hired or continuing employee will be based both on competitive market conditions and individual performance. The changes to the Automatic Option Grant Program will provide a more meaningful equity incentive program to attract and retain the services of non-employee Board members.

     The 1995 Plan became effective on May 24, 1995 upon approval by the stockholders at the 1995 Annual Meeting and serves as the successor to the Company's predecessor 1986 Stock Option Plan. The amendment to the 1995 Plan that is the subject of this Proposal was adopted by the Board as of March 17, 1998. The following is a summary of the principal features of the 1995 Plan, as amended. The summary, however, does not purport to be a complete description of all the provisions of the 1995 Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary at the Company's principal executive offices in Costa Mesa, California.

Equity Incentive Programs

     The 1995 Plan contains five separate equity incentive programs: (i) a Discretionary Option Grant Program, (ii) a Salary Reduction Option Grant Program, (iii) a Stock Issuance Program, (iv) an Automatic Option Grant Program, and (v) a Director Fee Option Grant Program. The principal features of each program are described below. The Compensation Committee has the exclusive authority to administer the Discretionary Option Grant Program and Stock Issuance Program with respect to option grants and stock issuances made to the Company's executive officers and non-employee Board members. The Compensation Committee and the full Board each have separate but concurrent authority to make option grants and stock issuances under those programs to all other eligible individuals. The term Plan Administrator, as used in this summary, will mean either the Compensation Committee or the Board, to the extent each such entity is acting within the scope of its administrative jurisdiction under the 1995 Plan. The Compensation Committee will also have the exclusive authority to select the executive officers and other highly compensated employees who may participate in the Salary Reduction Option Grant Program, but neither the

                                      21.

Compensation Committee nor the Board will exercise any other administrative discretion under that program or under the Automatic Option Grant or Director Fee Option Grant Program for the non-employee Board members. All grants under these three latter programs will be made in strict compliance with the express provisions of each such program, and stockholder approval of the 600,000-share increase subject to this Proposal will also constitute pre-approval of all option grants subsequently made pursuant to the express provisions of those programs on the basis of such share increase and the subsequent exercise of those options in accordance with their terms.

Share Reserve

     The maximum number of shares of the Company's Common Stock available for issuance over the term of the 1995 Plan may not exceed 4,312,415 shares, including the 600,000-share increase for which stockholder approval is sought under this Proposal. However, not more than 3,661,985 shares may be issued under the 1995 Plan after March 17, 1998. In no event may any individual participant in the 1995 Plan be granted stock options and direct stock issuances for more than 200,000 shares in the aggregate per calendar year.

     The shares of Common Stock issuable under the 1995 Plan may be drawn from shares of the Company's authorized but unissued Common Stock or from shares of Common Stock reacquired by the Company, including shares repurchased on the open market.

     Shares subject to any outstanding options under the 1995 Plan (including options incorporated from the predecessor 1986 Stock Option Plan) which expire or otherwise terminate prior to exercise will be available for subsequent issuance. Unvested shares issued under the 1995 Plan and subsequently repurchased by the Company, at the option exercise or direct issue price paid per share, pursuant to the Company's repurchase rights under the 1995 Plan will also be available for reissuance.

Eligibility

     Employees, non-employee Board members, and independent consultants and advisors in the service of the Company or its parent and subsidiaries (whether now existing or subsequently established) will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Executive officers and other highly compensated employees will also be eligible to participate in the Salary Reduction Option Grant Program, and non-employee members of the Board will also be eligible to participate in the Automatic Option Grant and Director Fee Option Grant Programs.

     As of March 17, 1998, 10 executive officers, three non-employee Board members and approximately 920 other employees and consultants were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs, approximately 10 executive officers were eligible to participate in the Salary Reduction Option Grant Program, and three non-employee Board members were eligible to participate in the Automatic Option Grant and Director Fee Option Grant Programs.

Valuation

     The fair market value per share of Common Stock on any relevant date under the 1995 Plan will be the average between the high and low selling prices per share on that date on the Nasdaq National Market. On March 17, 1998, the fair market value per share determined on such basis was $38.69.

Discretionary Option Grant Program

     The options granted under the Discretionary Option Grant Program may be either incentive stock options under the federal tax laws or non-statutory options. Each granted option will have an exercise price per share not less than one hundred percent (100%) of the fair market value per share of Common Stock on the option grant date, and no granted option will have a term in excess of ten years. The shares subject to each option will generally vest in a series of installments over a specified period of service measured from the grant date.

                                      22.

     Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

Salary Reduction Option Grant Program

     The Plan Administrator will have complete discretion in implementing the Salary Reduction Option Grant Program for one or more calendar years and in selecting the executive officers and other highly compensated individuals who are to participate in the program for those years. As a condition to such participation, each selected individual must, prior to the start of the calendar year of participation, file with the Plan Administrator an irrevocable authorization directing the Company to reduce, by a designated multiple of one percent (1%), his or her base salary for the upcoming calendar year. The salary reduction amount must not be less than the greater of (i) five percent (5%) of the participant's base salary for the year or (ii) Ten Thousand Dollars ($10,000.00), and may not be more than the lesser of (i) twenty-five percent (25%) of his or her base salary or (ii) Seventy Five Thousand Dollars ($75,000.00). Each individual who files a proper salary reduction authorization will be granted a stock option under the Salary Reduction Option Grant Program on the first trading day in January of the calendar year for which that salary reduction is to be in effect. Stockholder approval of the 600,000-share increase subject to this Proposal will constitute pre-approval of each option subsequently granted pursuant to the provisions of the Salary Reduction Option Grant Program on the basis of such share increase and the subsequent exercise of that option in accordance with its terms.

     Each option will be subject to substantially the same terms and conditions applicable to option grants made under the Discretionary Option Grant Program, except for the following differences:

         -    Each option will be a non-statutory option.

         - The exercise price per share will be equal to one-third of the fair market value per share of Common Stock on the option grant date, and the number of option shares will be determined by dividing the total dollar amount of the authorized reduction in the participant's base salary by two-thirds of the fair market value per share of Common Stock on the option grant date. As a result, the total spread on the option (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will equal the dollar amount of the reduction to the optionee's base salary to be in effect for the calendar year for which the option grant is made.

         - The option will become exercisable for the option shares in a series of twelve (12) successive equal monthly installments upon the optionee's completion of each calendar month of service in the calendar year for which the salary reduction is in effect.

         - Each option will remain outstanding for vested shares until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date the optionee's service terminates.

Stock Issuance Program

     Shares may be issued under the Stock Issuance Program for such valid consideration under the Delaware General Corporation Law as the Plan Administrator deems appropriate, provided the value of such consideration is not less than the fair market value of the issued shares on the date of issuance. Shares may also be issued solely as a bonus for past services.

                                      23.

     The shares issued as a bonus for past services will be fully vested upon issuance. All other shares issued under the program will be subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The following requirements will govern the applicable vesting schedule:

         - For any shares which are to vest solely through the participant's performance of services, the Plan Administrator will impose a minimum service period of at least three (3) years before any of the shares will vest.

         - For any shares which are to vest upon the participant's performance of services and the Company's attainment of one or more prescribed performance milestones, the Plan Administrator will impose a minimum service period of at least one (1) year.

     The Plan Administrator will have the sole and exclusive authority, exercisable upon a participant's termination of service, to vest any or all unvested shares of Common Stock at the time held by that participant, to the extent the Plan Administrator determines that such vesting provides an appropriate severance benefit under the circumstances.

Automatic Option Grant Program

     Under the amended Automatic Option Grant Program, each individual reelected to the Board as a non-employee Board member at the 1998 Annual Meeting will receive at that time an automatic option grant for 15,000 shares of Common Stock. Each individual who first becomes a non-employee Board member at the 1998 Annual Meeting or at any time thereafter, whether through election by the stockholders or appointment by the Board, will receive, upon his or her initial election or appointment to the Board, an automatic option grant for 25,000 shares of Common Stock, provided such individual was not previously in the Company's employ. In addition, at each annual stockholders meeting, beginning with the 1998 Annual Meeting, each individual who is reelected as a non-employee Board member will automatically be granted at that meeting a stock option to purchase 7,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six months. There will be no limit on the number of such 7,000-share options which any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously served in the Company's employ will be fully eligible for one or more 7,000-share option grants over their period of Board service. Stockholder approval of the 600,000-share increase subject to this Proposal will constitute pre-approval of each option granted on or after the date of the 1998 Annual Meeting pursuant to the provisions of the Automatic Option Grant Program on the basis of such share increase and the subsequent exercise of that option in accordance with its terms.

     Each option under the Automatic Option Grant Program will have an exercise price per share equal to one hundred percent (100%) of the fair market value per share of Common Stock on the option grant date and a maximum term of ten (10) years measured from the grant date. The option will be immediately exercisable for all the option shares, but any purchased shares will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The shares subject to each option will vest (and the Company's repurchase rights will lapse) in four (4) successive equal annual installments over the optionee's period of Board service, with the first such installment to vest upon the completion of one (1) year of Board service measured from the option grant date.

     The shares subject to each outstanding automatic option grant will immediately vest should the optionee die or become permanently disabled while a Board member or should any of the following events occur while the optionee continues in Board service: (i) an acquisition of the Company by merger or asset sale, (ii) the successful completion of a tender offer for more than fifty percent (50%) of the outstanding voting securities or (iii) a change in the majority of the Board occasioned by one or more contested elections for Board membership. Each automatic option grant held by an optionee upon his or her termination of Board service will remain exercisable, for any or all of the option shares in which the optionee is vested at the time of such termination, for up to a twelve (12)-month period following such termination date.

                                      24.

Director Fee Option Grant Program

     Each non-employee Board member will have the right to apply all or a portion of his total retainer fee otherwise payable in cash each year (currently $12,000) to the acquisition of a special option grant under the Director Fee Option Grant Program. The grant will automatically be made on the first trading day in January following the filing of the stock-in-lieu of cash election and will have an exercise price per share equal to one-third of the fair market value of the option shares on the grant date. The number of option shares will be determined by dividing the total dollar amount of the retainer fee subject to the director's election by two-thirds of the fair market value per share of Common Stock on the option grant date. As a result, the total spread on the option (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will be equal to the portion of the retainer fee subject to the director's election. Stockholder approval of the 600,000-share increase subject to this Proposal will constitute pre-approval of each option subsequently granted pursuant to the provisions of the Director Fee Option Grant Program on the basis of that share increase and the subsequent exercise of that option in accordance with its terms.

     The option will become exercisable for the option shares in a series of twelve (12) successive equal monthly installments upon the optionee's completion of each month of Board service during the calendar year of the option grant. In the event the optionee ceases Board service for any reason (other than death or permanent disability), the option will immediately terminate with respect to any unvested shares subject to the option at the time. However, the option will remain exercisable for the vested shares subject to the option until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the end of the three (3)-year period measured from the date of the optionee's cessation of Board service. Should the optionee's service as a Board member cease by reason of death or permanent disability, then the option will immediately become exercisable for all the shares of Common Stock subject to the option and may be exercised for such shares until the earlier of (i) the expiration of the ten
(10)-year option term or (ii) the end of the three (3)-year period measured from the date of the optionee's cessation of Board service.

Stock Awards

     The table on the following page shows, as to each of the Named Executive Officers in the Summary Compensation Table and the various indicated individuals and groups, the number of shares of Common Stock subject to options granted under the 1995 Plan since January 1, 1997 through March 17, 1998, together with the weighted average exercise price payable per share. The number of shares and weighted average exercise price calculations include all options granted during the indicated period and subsequently regranted at a lower exercise price per share pursuant to the option cancellation/regrant program described below. No direct stock issuances have been made to date under the 1995 Plan.

                                      25.

=================================================================================================================
                                              OPTION TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------
                                                                Options Granted            Weighted Average
                      Name                                     (Number of Shares)            Exercise Price
----------------------------------------------------------  ------------------------  ---------------------------
Theodore J. Smith                                                   185,000                     $19.68
Chairman of the Board and Chief Executive Officer
----------------------------------------------------------  ------------------------  ---------------------------
Lee D. Roberts*                                                      30,000                     $28.38
President and Chief Operating Officer
----------------------------------------------------------  ------------------------  ---------------------------
Bruce A. Waddington                                                 174,000                     $16.35
Senior Vice President-Engineering
and Chief Technology Officer
----------------------------------------------------------  ------------------------  ---------------------------
Mark S. St.Clare                                                    105,000                     $18.91
Senior Vice President-Finance
Chief Financial Officer and Secretary
----------------------------------------------------------  ------------------------  ---------------------------
Lewis H. Carpenter, Jr.                                              65,000                     $20.40
Senior Vice President-Worldwide Marketing
----------------------------------------------------------  ------------------------  ---------------------------
All executive officers as a group (10)                              758,100                     $19.49
----------------------------------------------------------  ------------------------  ---------------------------
Frederick K. Fluegel                                                  3,500                     $13.06
----------------------------------------------------------  ------------------------  ---------------------------
William P. Lyons                                                      3,500                     $13.06
----------------------------------------------------------  ------------------------  ---------------------------
John C. Savage                                                        4,683                     $12.32
----------------------------------------------------------  ------------------------  ---------------------------
All non-employee directors as a group (3)                            11,683                     $12.76
----------------------------------------------------------  ------------------------  ---------------------------
All employees, including current officers who are not
executive officers, as a group                                    1,761,476                     $20.12
==========================================================  ========================  ===========================

--------

* The table does not include the 300,000-share option grant made to Mr. Roberts outside of the 1995 Plan in connection with his commencement of employment with the Company.

     As of March 17, 1998, 2,809,229 shares of Common Stock were subject to outstanding options under the 1995 Plan, and 852,756 shares remained available for future issuance, including the 600,000-share increase for which stockholder approval is sought under this Proposal.

     On July 11, 1997, the Plan Administrator implemented an option cancellation/regrant program for all employees of the Company, including the Company's executive officers. Pursuant to that program, each such employee was given the opportunity to surrender his or her outstanding options under the 1995 Plan with exercise prices in excess of $18.00 per share in return for a new option grant for the same number of shares but with an exercise price of $18.00 per share, the fair market value per share of Common Stock on the July 11, 1997 grant date of the new option. Options for a total of 1,552,525 shares with a weighted average exercise price of $27.40 per share were surrendered for cancellation, and new options for the same number of shares were granted with the $18.00 per share exercise price. Upon the optionee's completion of six months of service with the Company (or one year of service for executive officers) measured from the July 11, 1997 grant date, the new option will become exercisable for the number of shares for which the higher-priced option was exercisable at the time of cancellation, and the new option will become exercisable for each remaining installment of the option shares on a date six months later than that installment would have become exercisable under the cancelled option.

New Plan Benefits

     As of March 17, 1998, no option grants or direct stock issuances have been made under the 1995 Plan on the basis of the 600,000-share increase for which

                                      26.

stockholder approval is sought under this Proposal. If the Proposal is approved, then Messrs. Lyons and Savage will each receive option grants for an aggregate of 22,000 shares under the Automatic Option Grant Program upon their reelection to the Board at the 1998 Annual Meeting. Each such option will have an exercise price per share equal to the average of the high and low selling prices per share on the Nasdaq National Market on the date of the 1998 Annual Meeting.

Acceleration

     In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed or replaced by the successor corporation will automatically accelerate in full, and all unvested shares under the Stock Issuance Program will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are transferred to the successor corporation. The Plan Administrator will have complete discretion to grant one or more options under the Discretionary Option Grant Program which will become fully exercisable for all option shares in the event those options are assumed in the acquisition and the optionee's service with the Company or the acquiring entity is involuntarily terminated within a designated period following such acquisition. The Plan Administrator will have similar discretion to grant options which will become fully exercisable for all the option shares should the optionee's service terminate, whether involuntarily or through a resignation for good reason, within a designated period following a change in control of the Company (whether by successful tender offer for more than fifty percent (50%) of the outstanding voting stock or by proxy contest for the election of Board members). The Plan Administrator may also provide for the automatic vesting of any outstanding shares under the Stock Issuance Program upon similar terms and conditions.

     Each option outstanding under the Salary Reduction Option Grant, Automatic Option Grant and Director Fee Option Grant Programs will also automatically accelerate in the event of an acquisition or change in control of the Company.

     The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Financial Assistance

     The Plan Administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options or the purchase of shares under the 1995 Plan. The Plan Administrator will determine the terms of any such assistance. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares.

Changes in Capitalization

     In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 1995 Plan, (ii) the number and/or class of securities for which any one person may be granted stock options and direct stock issuances under the 1995 Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder.


                                      27.

Amendment and Termination

     The Board may amend or modify the 1995 Plan in any or all respects whatsoever, subject to any required stockholder approval under applicable law or regulation. The Board may terminate the 1995 Plan at any time, and the 1995 Plan will in all events terminate on May 24, 2005.

FEDERAL INCOME TAX CONSEQUENCES

Option Grants

     Options granted under the 1995 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

     Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one
(1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

     Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

                                      28.

Direct Stock Issuance

     The tax principles applicable to direct stock issuances under the 1995 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

Deductibility of Executive Compensation

     The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options granted with exercise prices equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Code Section 162(m).

Accounting Treatment

     Under current accounting principles, neither the grant nor the exercise of options granted under the 1995 Plan with exercise prices equal to the fair market value of the option shares on the grant date will result in a direct charge to the Company's reported earnings. However, the Company must disclose, in footnotes and pro-forma statements to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as a compensation expense. In addition, the number of outstanding options under the 1995 Plan may be a factor in determining the Company's diluted earnings per share.

Stockholder Approval

     The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Meeting is required for approval of the amendments to 1995 Plan. Should such stockholder approval not be obtained, then any stock options granted under the 1995 Plan on the basis of the 600,000-share increase which forms part of this Proposal will terminate without ever becoming exercisable for any of the shares of Common Stock subject to those options, and no further options will be granted on the basis of that increase. In addition, none of the changes to the Automatic Option Grant Program will be implemented. Accordingly, in the absence of such stockholder approval,
(A) the 1995 Plan (including the Automatic Option Grant Program thereunder) will remain in existence in accordance with the provisions of the plan document in effect immediately prior to the new amendments; (B) stock options and direct stock issuances may continue to be made under the 1995 Plan until the share reserve as last approved by the stockholders is issued; and (C) each of the non-employee Board members reelected at the 1998 Annual Meeting will receive an automatic option grant for 3,500 shares, and the newly-elected non-employee Board members will each receive an option grant for 10,000 shares.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENTS TO THE 1995 PLAN.

                                      29.

                                   Proposal 3

                  APPROVAL OF 1998 EMPLOYEE STOCK PURCHASE PLAN

     The Company's stockholders are being asked to approve the implementation of the 1998 Employee Stock Purchase Plan (the "1998 Purchase Plan") as the successor to the Company's existing 1988 Employee Qualified Stock Purchase Plan (the "Predecessor Plan"). If the stockholders approve the 1998 Purchase Plan, the Predecessor Plan will terminate with the purchase period ending on September 30, 1998, and no further shares of Common Stock will be issued under the Predecessor Plan after that date. However, the share reserve remaining under the Predecessor Plan after the September 30, 1998 purchase date will be transferred to the new 1998 Purchase Plan and will form part of the initial share reserve available for issuance thereunder.

     The 1998 Purchase Plan is intended to provide eligible employees of the Company and its participating affiliates with the opportunity to acquire a proprietary interest in the Company through participation in a payroll-deduction based employee stock purchase program designed to operate in compliance with
Section 423 of the Internal Revenue Code. The 1998 Purchase Plan was adopted by the Board of Directors on March 17, 1998 and will become effective on October 1, 1998 (the "Effective Date"), provided the 1998 Purchase Plan is approved by the stockholders at the Meeting.

     The following is a summary of the principal features of the 1998 Purchase Plan. The summary, however, does not purport to be a complete description of all the provisions of the 1998 Purchase Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company's principal executive offices in Costa Mesa, California.

Share Reserve

     The implementation of the 1998 Purchase Plan will result in the reservation of an additional one hundred fifty thousand (150,000) shares of Common Stock under the Company's employee stock purchase program. To this reserve will be added the actual number of shares of Common Stock which remain available for issuance under the Predecessor Plan following the close of the current purchase period thereunder on September 30, 1998, so that a total of not more than two hundred thousand (200,000) shares will be issuable under the 1998 Purchase Plan after September 30, 1998 (150,000 new shares plus an estimated 50,000 shares carried over from the Predecessor Plan). This share reserve will also be used to fund all stock purchases under the International Employee Stock Purchase Plan which the Company has established for the employees of its foreign subsidiaries. The provisions of the International Employee Stock Purchase Plan will be substantially the same as those which will be in effect for 1998 Purchase Plan, except to the extent certain modifications may be necessary to satisfy legal or regulatory requirements of the applicable foreign jurisdictions.

     In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the class and maximum number of securities issuable under the 1998 Purchase Plan, including the class and maximum number of securities issuable per participant or in the aggregate on any one purchase date, and (ii) the class and maximum number of securities subject to each outstanding purchase right and the purchase price payable per share thereunder.

Administration

     The 1998 Purchase Plan will be administered by the Compensation Committee of the Board of Directors. Such committee, as Plan Administrator, will have full authority to adopt such rules and procedures as it may deem necessary for proper plan administration and to interpret the provisions of the 1998 Purchase Plan. All costs and expenses incurred in plan administration will be paid by the Company without charge to participants.

                                      30.

Offering Periods

     Shares will be issued through a series of successive offering periods, each of six (6) months duration. The initial offering period, however, will be of seven (7) months duration and will run from October 1, 1998 to April 30, 1999. It is expected that the initial offering period for the International Employee Stock Purchase Plan will be ten (10) months duration and will run from July 1, 1998 to April 30, 1999. The next offering period for both the 1998 Purchase Plan and the International Employee Stock Purchase Plan is scheduled to commence on May 1, 1999. Each participant will be granted a separate option to purchase shares of Common Stock for each offering period in which he or she participates. Except for the initial offering period in which the options will be granted on October 1, 1998 (or July 1, 1998 for the International Plan) and exercised on April 30, 1999, options under the 1998 Purchase Plan will be granted on the first business day in May and November each year and will be automatically exercised on the last business day in the immediately succeeding October and April, respectively, each year. Each option entitles the participant to purchase the whole number of shares of Common Stock obtained by dividing the participant's payroll deductions for the offering period by the purchase price in effect for such period.

Eligibility

     Any individual who customarily works for more than twenty (20) hours per week for more than five (5) months per calendar year in the employ of the Company or any participating affiliate will be eligible to participate in one or more offering periods. An eligible employee may only join an offering period on the start date of that period.

     Participating affiliates include any parent or subsidiary corporations of the Company, whether now existing or hereafter organized, which elect, with the approval of the Plan Administrator, to extend the benefits of the 1998 Purchase Plan to their eligible employees.

     As of March 17, 1998, approximately 1,000 employees, including 10 executive officers, were eligible to participate in the Predecessor Plan.

Purchase Provisions

     Each participant may authorize periodic payroll deductions in any multiple of one percent (1%) of his or her cash earnings, up to a maximum of ten percent (10%). A participant may not increase his or her rate of payroll deduction for an offering period after the start of that period, but he or she may decrease the rate once per offering period.

     On the last business day of each offering period, the accumulated payroll deductions of each participant will automatically be applied to the purchase of whole shares of Common Stock at the purchase price in effect for that period. However, no participant may, on any one purchase date within the offering period, purchase more than four hundred (400) shares of Common Stock. In addition, the maximum number of shares of Common Stock purchasable by all participants in the aggregate on any one purchase date cannot exceed eighty-five thousand (85,000) shares, subject to periodic adjustments in the event of certain changes in the Company's capitalization.

Purchase Price

     The purchase price per share at which Common Stock will be purchased on the participant's behalf for each offering period will be equal to eighty-five percent (85%) of the lower of (i) the fair market value per share of Common Stock on the start date of that offering period or (ii) the fair market value per share of Common Stock on the last day of that offering period.

                                      31.

Valuation

     The fair market value per share of Common Stock on any relevant date will be deemed equal to the average of the high and low selling prices per share on such date on the Nasdaq National Market. On March 17, 1998, the fair market value per share determined on such basis was $38.69.

Special Limitations

     The 1998 Purchase Plan imposes certain limitations upon a participant's rights to acquire Common Stock, including the following limitations:

     - No purchase right may be granted to any individual who owns stock (including stock purchasable under any outstanding options or purchase rights) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its affiliates.

     - No purchase right granted to a participant may permit such individual to purchase Common Stock at a rate greater than $25,000 worth of such Common Stock (valued at the time such purchase right is granted) for each calendar year the purchase right remains outstanding at any time.

     - No participant may purchase more than 400 shares of Common Stock on any one purchase date.

     - No more than 85,000 shares of Common Stock may be purchased in the aggregate by all participants on any one purchase date.

Termination of Purchase Rights

     A participant's purchase right will immediately terminate upon such participant's loss of eligible employee status, and his or her accumulated payroll deductions for the offering period in which the purchase right terminates will be promptly refunded. A participant may withdraw from an offering period at any time prior to the last fifteen (15) days of that period and elect to have his or her accumulated payroll deductions for the offering period in which such withdrawal occurs either refunded or applied to the purchase of shares of Common Stock on the next purchase date.

Stockholder Rights

     No participant will have any stockholder rights with respect to the shares of Common Stock covered by his or her purchase right until the shares are actually purchased on the participant's behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

Assignability

     No  purchase  right  will  be  assignable  or  transferable   and  will  be
exercisable only by the participant.

Acquisition

     Should the Company be acquired by merger or asset sale during an offering period, all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such acquisition. The purchase price will be equal to eighty-five (85%) of the lower of (i) the fair market value per share of Common Stock on the start date of that offering period or (ii) the fair market value per share of Common Stock immediately prior to such acquisition. The limitation on the maximum number of shares purchasable in the aggregate on any one purchase date shall not apply to the share purchases effected in connection with such acquisition.

                                      32.

Amendment and Termination

     The 1998 Purchase Plan will terminate upon the earliest to occur of (i) October 31, 2008, (ii) the date on which all available shares are issued or
(iii) the date on which all outstanding purchase rights are exercised in connection with an acquisition of the Company.

     The Board of Directors may at any time alter, suspend or discontinue the 1998 Purchase Plan. However, the Board of Directors may not, without stockholder approval, (i) increase the number of shares issuable under the 1998 Purchase Plan, except in connection with certain changes in the Company's capital structure, (ii) alter the purchase price formula so as to reduce the purchase price or (iii) modify the requirements for eligibility to participate in the 1998 Purchase Plan.

Plan Benefits

     The table below shows, as to each of the Named Executive Officers in the Summary Compensation Table and the various indicated groups, the following information with respect to transactions under the Predecessor Plan effected during the period from January 1, 1997 to December 31, 1997: (i) the number of shares of Common Stock purchased under the Predecessor Plan during that period and (ii) the weighted average purchase price paid per share of Common Stock in connection with such purchases.

========================================================================================================
                                       PURCHASE PLAN TRANSACTIONS
--------------------------------------------------------------------------------------------------------

                                                                                          Weighted
                                                                        Number of          Average
                       Name                                              Shares         Purchase Price
----------------------------------------------------------------  ------------------  ------------------
Theodore J. Smith                                                         __                  __
Chairman of the Board
and Chief Executive Officer
----------------------------------------------------------------  ------------------  ------------------
Lee D. Roberts                                                           __                   __
President and Chief Operating Officer
----------------------------------------------------------------  ------------------  ------------------
Bruce A. Waddington                                                      __                   __
Senior Vice President-Engineering
and Chief Technology Officer
----------------------------------------------------------------  ------------------  ------------------
Mark S. St.Clare                                                         735                $13.61
Senior Vice President-Finance
Chief Financial Officer and Secretary
----------------------------------------------------------------  ------------------  ------------------
Lewis H. Carpenter, Jr.                                                  __                   __
Senior Vice President-Worldwide Marketing
----------------------------------------------------------------  ------------------  ------------------
All current executive officers as a group (10 persons)                  2,519               $13.62
----------------------------------------------------------------  ------------------  ------------------
All employees, including current officers who are not                  86,049               $13.62
executive officers as a group (461 persons)
========================================================================================================

Federal Tax Consequences

     The 1998 Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, in connection with the grant or the exercise of an outstanding purchase right.

                                      33.

     Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the 1998 Purchase Plan or in the event the participant should die while still owning the purchased shares.

     If the participant sells or otherwise disposes of the purchased shares within two (2) years after the start date of the offering period in which such shares were acquired or within one (1) one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such sale or disposition occurs, equal in amount to such excess.

     If the participant  sells or disposes of the purchased shares more than two
(2) years after the start date of the offering period in which such shares were acquired and more than one (1) one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) fifteen percent (15%) of the fair market value of the shares on the start date of the offering period, and any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to any income tax deduction with respect to such sale or disposition.

     If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) fifteen percent (15%) of the fair market value of the shares on his or her entry date into the offering period in which those shares were acquired will constitute ordinary income in the year of death.

Accounting Treatment

     Under current accounting rules, the issuance of Common Stock under the 1998 Purchase Plan will not result in a direct charge to the Company's reported earnings. However, the Company must disclose, in footnotes and pro-forma statements to the Company's financial statements, the impact the purchase rights granted under the 1998 Purchase Plan would have upon the Company's reported earnings were the value of those purchase rights treated as compensation expense.

Stockholder Approval

     The affirmative vote of a majority of the Company's voting stock present or represented and entitled to vote at the Meeting is required for approval of the 1998 Purchase Plan. Should such stockholder approval not be obtained, then the 1998 Purchase Plan will not be implemented, and no purchase rights will be granted and no stock issuances will be made under the 1998 Purchase Plan. The Company's existing 1988 Employee Qualified Stock Purchase Plan will, however, continue to remain in effect, and purchase rights may be granted and stock purchases may continue to be made pursuant to the provisions of that plan until the available reserve of Common Stock under that plan has been issued.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 1998 PURCHASE PLAN. THE BOARD BELIEVES THAT IT IS IN THE BEST INTERESTS OF THE COMPANY TO CONTINUE A PROGRAM OF STOCK OWNERSHIP FOR THE COMPANY'S EMPLOYEES IN ORDER TO PROVIDE THEM WITH A MEANINGFUL OPPORTUNITY TO ACQUIRE A SUBSTANTIAL PROPRIETARY INTEREST IN THE COMPANY AND THEREBY ENCOURAGE SUCH INDIVIDUALS TO REMAIN IN THE COMPANY'S SERVICE AND MORE CLOSELY ALIGN THEIR INTERESTS WITH THOSE OF THE STOCKHOLDERS.

                                      34.

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The firm of Deloitte & Touche LLP, the Company's independent accountants for the fiscal year ended December 31, 1997, was selected by the Board of Directors, upon recommendation of the Audit Committee, to act in the same capacity for the fiscal year ending December 31, 1998. Neither the firm nor any of its members has any relationship with the Company or any of its affiliates except in the firm's capacity as the Company's auditor.

     Representatives of Deloitte & Touche LLP are expected to be present at the Meeting and will have the opportunity to make statements if they so desire and respond to appropriate questions from the stockholders.


                  STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     All proposals of stockholders intended to be presented at the Company's 1999 Annual Meeting of Stockholders must be directed to the attention of the Secretary of the Company, at the address of the Company set forth on the first page of this Proxy Statement, by December 7, 1998, if they are to be considered for possible inclusion in the Proxy Statement and form of proxy used in connection with such meeting.


                                  OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors knows of no other matters which may be presented for consideration at the Meeting. However, if any other matter is presented properly for consideration and action at the Meeting, or any adjournment or postponement thereof, it is intended that the Proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

                                  By Order of the Board of Directors,


                                  Mark S. St.Clare
                                  Secretary
                                  Dated:  April 6, 1998




                                      35.

                               FILENET CORPORATION
                             1995 STOCK OPTION PLAN

                 AS AMENDED AND RESTATED THROUGH MARCH 17, 1998

                                   ARTICLE ONE

                               GENERAL PROVISIONS


       I.         PURPOSE OF THE PLAN


                  This 1995 Stock Option Plan is intended to promote the interests of FileNet Corporation, a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

                  This Plan shall serve as the successor to the Corporation's existing Second Amended and Restated Stock Option Plan (the "Predecessor Plan"), and no further option grants or share issuances shall be made under the Predecessor Plan from and after the Effective Date of this Plan. All outstanding stock options under the Predecessor Plan on the Effective Date shall be incorporated into this Plan and shall accordingly be treated as outstanding stock options under this Plan. However, each outstanding option grant so incorporated shall continue to be governed solely by the express terms and conditions of the agreement evidencing such grant, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of the Corporation's Common Stock thereunder.

                  Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

     II. STRUCTURE OF THE PLAN

          A. The Plan shall be divided into five separate equity programs:

               - the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

               - the Salary Reduction Option Grant Program under which eligible employees may elect to have a portion of their base salary reduced each year in return for options to purchase shares of Common Stock,

               - the Stock Issuance Program under which eligible persons may, at

                                       1.

          the discretion of the Plan Administrator, be issued shares of Common Stock directly without any intervening option grant,

               - the Automatic Option Grant Program under which eligible non-employee Board members shall automatically receive option grants at periodic intervals to purchase shares of Common Stock, and

               - the Director Fee Option Grant Program under which non-employee Board members may elect to have all or any portion of their annual retainer fee otherwise payable in cash applied to a special option grant.

          B. The provisions of Articles One and Seven shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

     III. ADMINISTRATION OF THE PLAN

                  A. The  Primary  Committee  shall have the sole and  exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. Except to the extent the Primary Committee is granted sole and exclusive authority under one or more specific provisions of the Plan, administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in these programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer these programs with respect to such persons. The members of the Secondary Committee may be individuals who are Employees.

                  B. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

                  C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant or Stock Issuance Program under its jurisdiction or any option or stock issuance thereunder.

                                       2.

                  D. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

                  E. The Primary Committee shall have the sole and exclusive authority to select the eligible individuals who are to participate in the Salary Reduction Option Grant Program, but all option grants under the Salary Reduction Option Grant Program shall be made in accordance with express terms of that program and the Primary Committee shall exercise no discretion with respect to the terms of those grants. Administration of the Automatic Option Grant and Director Fee Option Grant Programs shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants or stock issuances made under those programs.

      IV.         ELIGIBILITY

                 A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

                   (i)    Employees,

                   (ii)   non-employee Board members, and

                   (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

                  B.   Only  the   Company's   executive   officers   and  other
highly-compensated Employees shall be eligible to participate in the Salary Reduction Option Grant Program.

                  C. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine,
(i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Qualified Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares.

                                       3.

                  D. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant or to effect stock issuances in accordance with the Stock Issuance Program.

                  E. The individuals who shall be eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals who first become non-employee Board members on or after the Effective Date, whether through appointment by the Board or election by the Corporation's stockholders, and (ii) those individuals who are re-elected to serve as non-employee Board members at one or more Annual Stockholders Meetings beginning with the 1996 Annual Meeting. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but shall be eligible to receive periodic option grants under the Automatic Option Grant Program upon his or her subsequent re-election to the Board.

                  F. All non-employee Board members shall be eligible to participate in the Director Fee Option Grant Program.

       V.         STOCK SUBJECT TO THE PLAN

                  A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 4,312,415 shares. Such share reserve is comprised of (i) the 2,112,415 shares of Common Stock which remained available for issuance under the Predecessor Plan as of the Effective Date, including the shares subject to the outstanding option grants under the Predecessor Plan which have been incorporated into this Plan and the additional shares of Common Stock available for future grant under the Predecessor Plan, (ii) an additional increase of 350,000 shares of Common Stock previously authorized by the Board and approved by the Corporation's stockholders at the 1995 Annual Meeting, (iii) an additional increase of 650,000 shares of Common Stock authorized by the Board in March 1996 and approved by the stockholders at the 1996 Annual Meeting, (iv) a further increase of 600,000 shares of Common Stock authorized by the Board on March 20, 1997 and approved by the stockholders at the 1997 Annual Meeting, plus (v) a further increase of 600,000 shares of Common Stock authorized by the Board on March 17, 1998, subject to stockholder approval at the 1998 Annual Meeting. In no event, however, shall any person participating in the Plan receive stock options and direct stock issuances under this Plan for more than 200,000 shares of Common Stock per calendar year, beginning with the 1995 calendar year.

                  B. Shares of Common Stock subject to outstanding options (including options incorporated into this Plan from the Predecessor Plan) shall be available for subsequent issuance under the Plan to the extent those options expire or terminate for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Corporation at the option exercise or direct issue price paid per share pursuant to the Corporation's repurchase rights under the Plan shall also be available

                                       4.

for subsequent issuance under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

                  C. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted stock options and direct stock issuances under this Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan and (v) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                       5.

                                   ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM


       I.         OPTION TERMS

                  Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

                  A.       Exercise Price.

                           1. The  exercise  price per  share  shall be fixed by
the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                           2. The exercise  price shall become  immediately  due
upon exercise of the option and shall, subject to the provisions of Section I of Article Six and the documents evidencing the option, be payable in one or more of the forms specified below:

                    (i) cash or check made payable to the Corporation,

                    (ii) shares of Common  Stock held for the  requisite  period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                    (iii) to the  extent  the  option is  exercised  for  vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                  Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                                       6.

                  B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

                  C.       Effect of Termination of Service.

                    1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                         (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                         (ii) Any option  exercisable in whole or in part by the
                    Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                         (iii) Should the  Optionee's  Service be terminated for
                    Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                         (iv) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

                         (v) In the event of a Corporate Transaction, the provisions of Section III of this Article Two shall govern the period for which the outstanding options are to remain exercisable following the Optionee's cessation of Service and shall supersede any provisions to the contrary in this section.

                    2. The Plan  Administrator  shall have complete  discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                                       7.

                         (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                         (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

                  D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

                  E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

                  F. Limited Transferability of Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Qualified Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

      II.         INCENTIVE OPTIONS

                  The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Seven shall be applicable to Incentive Options. Options which are specifically designated as Non-Qualified Options when issued under the Plan shall not be subject to the terms of this Section II.

                                       8.

                  A. Eligibility. Incentive Options may only be granted to Employees.

                  B. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                  C. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

     III.         CORPORATE TRANSACTION/CHANGE IN CONTROL

                  A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

                  B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                  C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                                       9.

                  D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan, (iii) the maximum number and/or class of securities for which any one person may be granted stock options and direct stock issuances under the Plan per calendar year and (iv) the maximum number and/or class of securities which may be issued pursuant to Incentive Options granted under the Plan following the consummation of the Corporate Transaction.

                  E. The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those options are assumed or replaced and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary
Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

                  F. The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control. Each option so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

                                      10.

                  G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Qualified Option under the Federal tax laws.

                  H. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                                      11.

                                  ARTICLE THREE

                      SALARY REDUCTION OPTION GRANT PROGRAM

       I.         OPTION GRANTS


                  The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years (if any) for which the Salary Reduction Option Grant Program is to be in effect and to select the Employees eligible to participate in the Salary Reduction Option Grant Program for those calendar year or years. Each selected Employee who elects to participate in the Salary Reduction Option Grant Program must, prior to the start of each calendar year of participation, file with the Plan Administrator (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by a designated multiple of one percent (1%). However, the minimum amount of such salary reduction must be not less than the greater of (i) five percent (5%) of his or her rate of base salary for that calendar year or (ii) Ten Thousand Dollars ($10,000.00) and must not be more than the lesser of (i) twenty five percent (25%) of his or her rate of base salary for the calendar year or (ii) Seventy Five Thousand Dollars ($75,000.00). Each individual who files a proper salary reduction authorization shall automatically be granted an option under this Salary Reduction Option Grant Program on the first trading day in January of the calendar year for which that salary reduction is to be in effect. Stockholder approval of this 1997 Restatement at the 1997 Annual Stockholders Meeting will constitute pre-approval of each option subsequently granted pursuant to the express terms of this Salary Reduction Option Grant Program and the subsequent exercise of that option in accordance with its terms.

      II.         OPTION TERMS

                  Each option shall be a Non-Qualified Option evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.

                  A.       Exercise Price.

                           1. The exercise price per share shall be thirty-three
and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

                           2. The exercise  price shall become  immediately  due
upon exercise of the option
and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                  B. Number of Option Shares. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

                                      12.

                           X = A / (B x 66-2/3%), where

                           X is the number of option shares,

                           A is the dollar amount by which the Optionee's base salary is to be reduced for the calendar year, and

                           B is the Fair Market  Value per share of Common Stock
on the option grant date.

                  C. Exercise and Term of Options. The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.
                  D. Effect of Termination of Service. Should the Optionee cease Service for any reason while holding one or more options under this Article Three, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the earlier of (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Service. Should the Optionee die while holding one or more options under this Article Three, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three
(3)-year period measured from the date of the Optionee's cessation of Service. However, the option shall, immediately upon the Optionee's cessation of Service for any reason, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

     III.         CORPORATE TRANSACTION/CHANGE IN CONTROL

                  A. In the event of any Corporate Transaction while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Reduction Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall be assumed by the successor corporation (or parent thereof) in the Corporate Transaction and shall remain exercisable for the fully-vested shares until the earlier of (i) the expiration of the ten
(10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

                                      13.

                  B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Reduction Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earlier or (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three
(3)-year period measured from the date of the Optionee's cessation of Service.

                  C. The grant of options under the Salary Reduction Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     III.         REMAINING TERMS

                  The remaining terms of each option granted under the Salary Reduction Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                      14.

                                  ARTICLE FOUR

                             STOCK ISSUANCE PROGRAM

       I.         STOCK ISSUANCE TERMS

                  Shares of Common Stock may be issued under the Stock Issuance Program directly without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

                  A. Issue Price. The shares shall be issued for such valid consideration under the Delaware General Corporation Law as the Plan Administrator may deem appropriate, but the value of such consideration as determined by the Plan Administrator shall not be less than one hundred percent (100%) of the Fair Market Value of the issued shares of Common Stock on the issuance date.

                  B.       Vesting Provisions.

                           1. The Primary  Committee  shall  have  the  sole and
exclusive authority to issue shares of Common Stock under the Stock Issuance Program as a bonus for past services rendered to the Corporation (or any Parent or Subsidiary). All such bonus shares shall be fully and immediately vested upon issuance.

                           2. All other  shares of Common Stock  authorized  for
issuance under the Stock Issuance Program by the applicable Plan Administrator shall have a minimum vesting schedule determined in accordance with the following requirements:

                                 (i) For any shares which are to vest solely by reason of Service to be performed by the Participant, the Plan Administrator shall impose a minimum Service period of at least three
          (3) years measured from the issue date of such shares.

                                (ii)For any shares which are to vest upon the Participant's completion of a designated Service requirement and the Corporation's attainment of one or more prescribed performance milestones, the Plan Administrator shall impose a minimum Service period of at least one (1) year measured from the issue date of such shares.

                           3. Any new,  substituted or additional  securities or
other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                                      15.

                           4. The Participant shall have full stockholder rights
with respect to any shares
of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

                           5. Should the Participant  cease to remain in Service
while holding one or more
unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money promissory note), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

                           6.  The  Primary  Committee  shall  have the sole and
exclusive authority, exercisable
upon a Participant's termination of Service, to waive the surrender and cancellation of any or all unvested shares of Common Stock (or other assets attributable thereto) at the time held by that Participant, if the Primary Committee determines such waiver to be an appropriate severance benefit for the Participant.

      II.         CORPORATE TRANSACTION/CHANGE IN CONTROL

                  A. All of the Corporation's outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

                  B. The Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Stock Issuance Program in such manner that those repurchase rights shall automatically terminate, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of any Corporate Transaction in which those repurchase rights are assigned to the successor corporation (or parent thereof).

                                       16.

                  C. The Plan Administrator shall have the discretionary authority to structure one or more of the Corporation's repurchase rights under the Stock Issuance Program in such manner that those repurchase rights shall automatically terminate, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of any Change in Control.

     III.         SHARE ESCROW/LEGENDS

                  Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                      17.

                                  ARTICLE FIVE

                         AUTOMATIC OPTION GRANT PROGRAM

                  The provisions of the Automatic Option Grant Program have been revised as of March 17, 1998, subject to stockholder approval at the 1998 Annual Meeting. Should such stockholder approval not be obtained, then the provisions of the Automatic Option Grant Program as in effect immediately prior to this March 17, 1998 restatement shall be automatically re-instated, and all option grants shall subsequently be made to the non-employee Board members pursuant to those reinstated provisions.

       I.         OPTION TERMS

                  A. Grant Dates. Option grants shall be made on the dates specified below:

                           1. Each  individual who is re-elected to the Board as
a non-employee Board member at the 1998 Annual Stockholders Meeting shall automatically be granted at that time a Non-Qualified Option to purchase 15,000 shares of Common Stock.

                           2. Each individual who is first elected or  appointed
as a non-employee Board member at the 1998 Annual Stockholders Meeting or at any time thereafter shall automatically be granted, upon his or her initial election or appointment (as the case may be), a Non-Qualified Option to purchase 25,000 shares of Common Stock, provided that individual has not previously been in the employ of the Corporation or any Parent or Subsidiary.

                           3. On the date of each Annual  Stockholders  Meeting,
beginning with the 1998 Annual Meeting, each individual who is re-elected to serve as a non-employee Board member at such meeting shall automatically be granted a Non-Qualified Option to purchase an additional 7,000 shares of Common Stock, provided such individual has served as a non-employee Board member for a period of at least six (6) months. There shall be no limit on the number of such 7,000-share option grants any one non-employee Board member may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation or any Parent or Subsidiary shall be eligible to receive such annual option grants upon their re-election as non-employee Board members at one or more Annual Stockholders Meetings.

     Stockholder approval of this 1998 Restatement at the 1998 Annual Stockholders Meeting will constitute pre-approval of each option granted at or after that Annual Meeting pursuant to the express terms of this Automatic Option Grant Program and the subsequent exercise of that option in accordance with its terms.



                                      18.

                  B.       Exercise Price.

                           1. The exercise price per share shall be equal to one
hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                           2. The exercise price shall be payable in one or more
of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                  C.       Option Term. Each  option  shall  have a  term of ten
(10) years  measured  from the option grant date.

                  D. Exercise and Vesting of Options. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each option grant shall vest, and the Corporation's repurchase right shall lapse, in a series of four (4) successive equal annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon the Optionee's completion of one (1) year of Board service measured from the option grant date.

                  E. Effect of Termination of Board Service. The following provisions shall govern the exercise of any outstanding options held by the Optionee under this Automatic Option Grant Program at the time the Optionee ceases to serve as a Board member:

                        (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option. However, each option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to remain outstanding with respect to any option shares in which the Optionee is not otherwise at that time vested.

                       (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable at the time of the Optionee's cessation of Board service. However, should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of such shares as fully-vested shares.

                                       19.

                      (iii) In no event shall the option remain exercisable after the expiration of the option term.

      II.         SPECIAL ACCELERATION EVENTS

                  A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant under the Plan shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

                  B. In connection with any Change in Control of the Corporation, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term.

                  C. The automatic option grants outstanding under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     III.         REMAINING TERMS

                  The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                      20.

                                   ARTICLE SIX

                        DIRECTOR FEE OPTION GRANT PROGRAM

       I.         OPTION GRANTS

                  Each non-employee Board member may elect to apply all or any portion of the annual retainer fee otherwise payable in cash for his or her service on the Board to the acquisition of a special option grant under this Director Fee Option Grant Program. Such election must be filed with the Corporation's Chief Financial Officer prior to first day of July in the calendar year immediately preceding the calendar year for which the annual retainer fee which is the subject of that election is otherwise payable. Each non-employee Board member who files such a timely election shall automatically be granted an option under this Director Fee Option Grant Program on the first trading day in January in the calendar year for which the annual retainer fee which is the subject of that election would otherwise be payable. Stockholder approval of this 1997 Restatement at the 1997 Annual Stockholders Meeting will constitute pre-approval of each option subsequently granted pursuant to the express terms of this Director Fee Option Grant Program and the subsequent exercise of that option in accordance with its terms.

      II.         OPTION TERMS

                  Each option shall be a Non-Qualified Option governed by the terms and conditions specified below.

                  A.       Exercise Price.

                           1. The exercise price per share shall be thirty-three
and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

                           2. The exercise  price shall become  immediately  due
upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                  B. Number of Option Shares. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

                           X = A / (B x 66-2/3%), where

                           X is the number of option shares,

                           A is the portion of the annual retainer fee subject to the non-employee Board member's election, and

                                      21.

                           B is the Fair Market Value per share of Common Stock on the option grant date.

                  C. Exercise and Term of Options. The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each calendar month of Board service in the calendar year for which the annual retainer fee which is the subject of his or her election under this Article Six would otherwise be payable. Each option shall have a maximum term of ten (10) years measured from the option grant date.

                  D. Effect of Termination of Service. Should the Optionee cease Board service for any reason (other than death or Permanent Disability) while holding one or more options under this Article Six, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Board service, until the earlier of
(i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Board service. However, each option held by the Optionee under this Article Six at the time of his or her cessation of Board service shall immediately terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

                  E. Death or Permanent Disability. Should the Optionee's service as a Board member cease by reason of death or Permanent Disability, then each option held by such Optionee under this Article Six shall immediately become exercisable for all the shares of Common Stock at the time subject to that option, and the option may, during the three (3)-year period following such cessation of Board service, be exercised for any or all of those shares as fully-vested shares.

                  Should the Optionee die while holding one or more options under this Article Six, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Board service (less any shares subsequently purchased by Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year option term or (ii) the three
(3)-year period measured from the date of the Optionee's cessation of Board service.

     III.         CORPORATE TRANSACTION/CHANGE IN CONTROL

                  A. In the event of any Corporate Transaction while the Optionee remains a Board member, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall be assumed by the successor corporation (or parent thereof) in the Corporate Transaction and shall remain exercisable for


                                      22.

the  fully-vested  shares  until the  earlier of (i) the  expiration  of the ten
(10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Board service.

                  B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Director Fee Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earlier or (i) the expiration of the ten (10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of the Optionee's cessation of Service.

                  C. The grant of options under the Director Fee Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

      IV.         REMAINING TERMS

                  The remaining terms of each option granted under this Director Fee Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                      23.

                                  ARTICLE SEVEN

                                  MISCELLANEOUS

       I.         FINANCING

                  The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee or Participant may not exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

      II.         TAX WITHHOLDING

                  The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

     III.         EFFECTIVE DATE AND TERM OF PLAN

                  A.  The  Plan   became   effective   upon   approval   by  the
Corporation's stockholders at the 1995 Annual Stockholders Meeting.

                  B. The Plan was amended and restated by the Board in March 1996 (the "March 1996 Restatement") to effect the following revisions: (i) increase the maximum number of shares of Common Stock authorized for issuance over the term of the Plan by an additional 650,000 shares to 3,112,415 shares and (ii) increase the limit on the maximum number of shares of Common Stock which may be issued under the Plan prior to the required cessation of further Incentive Option grants by an additional 650,000 shares to a total of 3,050,000 shares of Common Stock. The March 1996 Restatement became effective immediately upon adoption by the Board and was approved by the Corporation's stockholders at the 1996 Annual Meeting.

               C. The Plan was again amended and restated on March 20, 1997 (the "1997 Amendment") to effect the following changes: (i) increase the number of shares of Common Stock authorized for issuance over the term of the Plan by an additional 600,000 shares, (ii) render the non-employee Board members eligible to receive option grants and direct stock issuances under the Discretionary Option Grant and Stock Issuance Programs, (iii) eliminate the plan limitation which precluded the grant of additional Incentive Options once the number of shares of Common Stock issued under the Plan, whether as vested or unvested


                                      24.

shares, exceeded 3,050,000 shares, (iv) eliminate certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator and (v) effect a series of technical changes to the provisions of the Plan (including the stockholder approval requirements) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities and Exchange Commission which exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the Federal securities laws. The 1997 Amendment became effective immediately upon adoption by the Board and was approved by the Corporation's stockholders at the 1997 Annual Meeting.

                  D. The Plan was further amended and restated on March 17, 1998 (the "1998 Restatement") to increase the number of shares of Common Stock authorized for issuance over the term of the Plan by an additional 600,000 shares and to effect the following changes to the Automatic Option Grant Program in effect under Article Five:

                                 (i) Each individual reelected to the Board as a non-employee Board member at the 1998 Annual Meeting shall receive at that time an option grant for 15,000 shares of the Company's Common Stock.

                                (ii) Each individual who first joins the Board as a non-employee Board member at the 1998 Annual Meeting or at any time thereafter shall, upon his or her initial election or appointment to the Board, receive an option grant for 25,000 shares of the Company's Common Stock, provided such individual has not previously been in the Company's employ.

                               (iii) On the date of each Annual Stockholders Meeting, beginning with the 1998 Annual Meeting, each individual reelected to the Board as a non-employee Board member will receive an option grant for 7,000 shares of the Company's Common Stock, provided such individual has served as a non-employee Board member for at least six months.

     The 1998 Amendment is subject to stockholder approval at the 1998 Annual Meeting, and no option grants made on the basis of the 600,000-share increase under the 1998 Restatement shall become exercisable in whole or in part unless and until the 1998 Restatement is approved by the stockholders. Should such stockholder approval not be obtained at the 1998 Annual Meeting, then each option grant made pursuant to such 600,000-share increase shall terminate and cease to remain outstanding, and no further option grants shall be made on the basis of that share increase. However, the provisions of the Plan as in effect immediately prior to the 1998 Restatement (including the provisions of the Automatic Option Grant Program) shall automatically be reinstated, and option grants may thereafter continue to be made pursuant to the reinstated provisions of the Plan. All option grants made prior to the 1998 Restatement shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing those options or issuances, and nothing in the 1998 Restatement shall be deemed to modify or in any way affect those outstanding options or issuances. Subject to the foregoing limitations, the Plan Administrator may make option grants under the Plan at any time before the date fixed herein for the termination of the Plan.

                                       25.

                  E. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to extend one or more provisions of the Discretionary Option Grant Program, including (without limitation) the vesting acceleration provisions of Section III of Article Two relating to Corporate Transactions and Changes in Control, to one or more outstanding stock options under the Predecessor Plan which are incorporated into this Plan on the Effective Date but which do not otherwise contain such provisions.

                  F. The Plan shall terminate upon the earliest of (i) May 24, 2005, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon a clause
(i) plan termination, all outstanding option grants and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

      IV.         AMENDMENT OF THE PLAN

                  A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

                  B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant and Salary Reduction Option Grant Programs and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal
Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

       V.         USE OF PROCEEDS

                  Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

                                       26.

      VI.         REGULATORY APPROVALS

                  A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

                  B. No shares of Common  Stock or other  assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

     VII.         NO EMPLOYMENT/SERVICE RIGHTS

                  Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                      27.

                                    APPENDIX


                  The following definitions shall be in effect under the Plan:

         A. Automatic Option Grant Program shall mean the automatic option grant program in effect under the Plan.

         B. Board shall mean the Corporation's Board of Directors.

         C. Change in Control shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

                        (i) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders, or

                       (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

         D. Code shall mean the Internal Revenue Code of 1986, as amended.

         E. Common Stock shall mean the Corporation's common stock.

         F.   Corporate   Transaction   shall  mean  either  of  the   following
stockholder-approved transactions to which the Corporation is a party:

                        (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                       (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

         G. Corporation shall mean FileNet Corporation, a Delaware corporation.

         H. Director Fee Option Grant Program shall mean the special stock option grant in effect for non-employee Board members under Article Six of the Plan.

         I. Discretionary Option Grant Program shall mean the discretionary option grant program in effect under the Plan.

         J. Effective Date shall mean the date of the 1995 Annual Stockholders Meeting, provided the Plan is approved by the stockholders at that meeting.

         K. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

         L. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

         M. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                        (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the average of the high and low selling prices per share of Common Stock on the date in question, as such prices are reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there are no high or low selling prices for the Common Stock on the date in question, then the Fair Market Value shall be the average of the high and low selling prices on the last preceding date for which such quotations exist.

                       (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the average of the high and low selling prices per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such prices are officially quoted in the composite tape of transactions on such exchange. If there are no high and low selling prices for the Common Stock on the date in question, then the Fair Market Value shall be the average of the high and low selling prices on the last preceding date for which such quotations exist.

         N.  Incentive   Option  shall  mean  an  option  which   satisfies  the
requirements of Code Section 422.

         O. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

                        (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                       (ii) such individual's  voluntary  resignation  following
         (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty
         (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

         P. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

         Q. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

         R. Non-Qualified Option shall mean an option not intended to satisfy the requirements of Code Section 422.

         S. Optionee shall mean any person to whom an option is granted under the Discretionary Option Grant, Salary Reduction Option Grant, Automatic Option Grant or Director Fee Option Grant Program.

         T. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         U. Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

         V. Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more. However, solely for purposes of the Automatic Option Grant and Director Fee Option Grant Programs, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

         W. Plan shall mean the Corporation's 1995 Stock Option Plan, as set forth in this document.

         X. Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

         Y. Predecessor Plan shall mean the Corporation's Second Amended and Restated Stock Option Plan, pursuant to which 3,250,000 shares of Common Stock have been authorized for issuance.

         Z. Primary Committee shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

         AA. Salary Reduction Option Grant Program shall mean the salary reduction grant program in effect under the Plan.

         BB. Secondary Committee shall mean a committee of two (2) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

         CC. Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

         DD. Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

         EE. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

         FF. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

         GG. Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

         HH. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         II. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

                               FILENET CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN


       I.         PURPOSE OF THE PLAN

                  This Employee Stock Purchase Plan is intended to promote the interests of FileNet Corporation by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan designed to qualify under Section 423 of the Code.

           This Plan shall serve as the successor to the Corporation's existing 1988 Employee Stock Purchase Plan (the "Predecessor Plan"), and no further shares of Common Stock will be issued under the Predecessor Plan from and after the Effective Date.

                  Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

      II.         ADMINISTRATION OF THE PLAN

                  The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

     III.         STOCK SUBJECT TO PLAN

                  A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan and the International Plan shall not exceed Two Hundred Thousand (200,000) shares and shall be limited to the following components: (i) the actual number of shares of Common Stock remaining for issuance under the Predecessor Plan on the Effective Date (estimated at Fifty Thousand (50,000 shares) plus (ii) an additional One Hundred Fifty Thousand (150,000) shares of Common Stock.

                                       1.

                  B. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan and the International Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date, (iii) the maximum number and class of securities purchasable by all Participants in the aggregate on any one Purchase Date and (iv) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

      IV.         PURCHASE PERIODS

                  A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive purchase periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

                  B. Each purchase period shall have a duration of six (6) months. Purchase periods shall run from the first business day in May to the last business day in October each year and from the first business day in November each year to the last business day in April of the following year.
However, the initial purchase period under the Plan shall begin on October 1, 1998 and end on the last business day in April 1999.

       V.         ELIGIBILITY

                  A. Each individual who is an Eligible Employee on the start date of any purchase period shall be eligible to participate in the Plan for that purchase period.

                  B. To participate in the Plan for a particular purchase period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) on or before the start date of the purchase period.

      VI.         PAYROLL DEDUCTIONS

                  A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock under the Plan may be any multiple of one percent (1%) of the Cash Earnings paid to the Participant during each purchase period, up to a maximum of ten percent (10%). The deduction rate so authorized shall continue in effect for the entire purchase period and for each subsequent purchase period the Participant remains in the Plan. The Participant may not increase his or her rate of payroll deduction during a purchase period, but may effect such increase as of the start date of any subsequent purchase period following the filing of a new payroll deduction authorization with the Plan Administrator. However, the Participant may, at any time during the purchase period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per purchase period.


                                       2.

                  B. Payroll deductions shall begin on the first pay day following the start date of the purchase period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of the purchase period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be required to be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

                  C.  Payroll  deductions  shall  automatically  cease  upon the
termination  of  the  Participant's   purchase  right  in  accordance  with  the
provisions of the Plan.

                  D. The Participant's acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Purchase Date.

     VII.         PURCHASE RIGHTS

                  A. Grant of Purchase Right. A Participant shall be granted a separate purchase right on the start date of each purchase period in which he or she participates. The purchase right shall provide the Participant with the right to purchase shares of Common Stock on the Purchase Date upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

                  Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

                  B. Exercise of the Purchase Right. Each purchase right shall be automatically exercised on the Purchase Date, and shares of Common Stock shall accordingly be purchased on behalf of each Participant on such date. The purchase shall be effected by applying the Participant's payroll deductions for the purchase period ending on such Purchase Date to the purchase of shares of Common Stock at the purchase price in effect for that purchase period.

                  C. Purchase Price. The purchase price per share at which Common Stock will be purchased on the Participant's behalf on each Purchase Date shall be equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the start date of the purchase period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date.

                                       3.

                  D. Number of Purchasable Shares. The number of shares of Common Stock purchasable by a Participant on each Purchase Date shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the purchase period ending with that Purchase Date by the purchase price in effect for that period. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed four hundred (400) shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization. In addition, the maximum number of shares of Common Stock purchasable by all Participants in the aggregate on any one Purchase Date under the Plan and the International Plana shall not exceed Eighty Five Thousand (85,000) shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization.

                  E. Excess Payroll Deductions. Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Purchase Date or the limitation on the maximum number of shares purchasable in the aggregate on the Purchase Date by all Participants shall be promptly refunded.

                  F. Termination of Purchase Right. The following provisions shall govern the termination of outstanding purchase rights:

                                 (i) A Participant may, at any time prior to the last fifteen (15) days of the purchase period, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the purchase period in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time the purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

                                (ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the purchase period for which the terminated purchase right was granted. In order to resume participation in any subsequent purchase period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) before the start date of the new purchase period.


                                       4.

                               (iii) Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant's payroll deductions for the purchase period in which the purchase right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the last business day of the purchase period in which such leave commences, to (a) withdraw all the payroll deductions collected to date on his or her behalf during such purchase period or (b) have such funds held for the purchase of shares on the next scheduled Purchase Date. In no event, however, shall any further payroll deductions be collected on the Participant's behalf during such leave. Upon the Participant's return to active service (i) within ninety (90) days after the start of the leave or (ii) prior to the expiration of any longer period during his or her re-employment rights are guaranteed by law or contract, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began.

                  G. Corporate Transaction. Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Corporate Transaction, by applying the payroll deductions of each Participant for the purchase period in which such Corporate Transaction occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the start date of the purchase period in which such Corporate Transaction occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Corporate Transaction. However, the applicable limitation on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase, but not the limitation on the aggregate number of shares purchasable by all Participants.

                  The Corporation shall use its best efforts to provide at least ten (10) days prior written notice of the occurrence of any Corporate Transaction, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Corporate Transaction.

                  H. Proration of Purchase Rights. Should the total number of shares of Common Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed either (i) the number of shares then available for issuance under the Plan or (ii) the maximum number of shares purchasable by all Participants (and all participants in the International Plan) in the aggregate on that Purchase Date, then the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant (and each participant in the International Plan), to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.



                                       5.

                  I. Assignability. The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

                  J. Stockholder Rights. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

    VIII.         ACCRUAL LIMITATIONS

                  A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and
(ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value of such stock on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

                  B. For purposes of applying such accrual limitations, the following provisions shall be in effect:

                                 (i) The right to acquire Common Stock under each outstanding purchase right shall accrue on the Purchase Date in effect for the purchase period for which such right is granted.

                                (ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

                  C. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular purchase period, then the payroll deductions which the Participant made during that purchase period with respect to such purchase right shall be promptly refunded.

                  D. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.


                                       6.

      IX.         EFFECTIVE DATE AND TERM OF THE PLAN

                  A. The Plan was adopted by the Board on March 17, 1998 and shall become effective on the Effective Date, provided the implementation of the Plan is approved by the Corporation's stockholders at the 1998 Annual Meeting. No purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until the Corporation shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation.
                  B. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest to occur of (i) the last business day in October 2008, (ii) the date on which all shares available for issuance under the Plan (and the International Plan) shall have been sold pursuant to purchase rights exercised under the Plan (and the International Plan) or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

       X.         AMENDMENT OF THE PLAN

                  The Board may alter, amend, suspend or discontinue the Plan at any time to become effective immediately following the close of any purchase period. However, the Board may not, without the approval of the Corporation's stockholders, (i) increase the number of shares of Common Stock issuable under the Plan, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan, or (iii) modify the requirements for eligibility to participate in the Plan.

         XI.      GENERAL PROVISIONS

                  A. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

                  B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

                  C. The provisions of the Plan shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

                                       7.

                                   Schedule A

                          Corporations Participating in
                          Employee Stock Purchase Plan
                              As of October 1, 1998



                   FileNet Corporation, a Delaware corporation

                                    APPENDIX


                  The following definitions shall be in effect under the Plan:

                  A. Board shall mean the Corporation's Board of Directors.

                  B. Cash Earnings shall mean the (i) base salary payable to a Participant by one or more Participating Companies during such individual's period of participation in one or more purchase periods under the Plan plus (ii) all overtime payments, bonuses, commissions, current profit-sharing distributions and other incentive-type payments before deduction of any income or employment taxes. Such Cash Earnings shall be calculated before deduction of
(A) any income or employment tax withholdings or (B) any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate. However, Cash Earnings shall not include any contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Corporation or any Corporate Affiliate to any employee benefit or welfare plan now or hereafter established.

                  C. Code shall mean the Internal Revenue Code of 1986, as amended.

                  D. Common Stock shall mean the Corporation's common stock.

                  E. Corporate Affiliate shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section
424), whether now existing or subsequently established.

                  F. Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                                 (i) a   merger   or   consolidation  in   which
          securities possessing fifty percent (50%) or more of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                                (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation.

                  G. Corporation shall mean FileNet Corporation, a Delaware corporation and any corporate successor to all or substantially all of the assets or voting stock of FileNet Corporation which shall by appropriate action adopt the Plan.

                  H. Effective Date shall mean the October 1, 1998 effective date of the Plan, provided the implementation of the Plan is approved by the Corporation's stockholders at the 1998 Annual Meeting.

                  I. Eligible Employee shall mean any person who is employed by a Participating Corporation on a basis under which he or she is regularly expected to render more than twenty (20) hours of service per week for more than five (5) months per calendar year for earnings considered wages under Code
Section 3401(a).

                  J. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                                 (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the average of the high and low selling prices per share of Common Stock on the date in question, as those prices are reported by the National Association of Securities Dealers on the Nasdaq National Market. If there are no selling prices for the Common Stock on the date in question, then the Fair Market Value shall be the average of the high and low selling prices on the last preceding date for which such quotations exist.

                                (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the average of the high and low selling prices per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as those prices are officially quoted in the composite tape of transactions on such exchange. If there are no selling prices for the Common Stock on the date in question, then the Fair Market Value shall be the average of the high and low selling prices on the last preceding date for which such quotations exist.

                  K. International Plan shall mean the FileNet Corporation International Employee Stock Purchase Plan.

                  L. 1933 Act shall mean the Securities Act of 1933, as amended.

                  M. Participant   shall  mean  any  Eligible   Employee  of  a
Participating Corporation who is actively participating in the Plan.


                  N. Participating Corporation shall mean the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan as of the Effective Date are listed in attached Schedule A.

                  O. Plan shall mean the Corporation's Employee Stock Purchase Plan, as set forth in this document.

                  P. Plan Administrator shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Plan.

                  Q. Predecessor Plan shall mean the Corporation's 1988 Employee Stock Purchase Plan.

                  R. Purchase Date shall mean the last business day of each purchase period. The initial Purchase Date shall be April 30, 1999.

                  S. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.



                                      A-3.

- ------------------------------------------------------------------------------

                                   DETACH HERE

- ------------------------------------------------------------------------------

                                     PROXY
                               FILENET CORPORATION
                              3565 Harbor Boulevard
                              Costa Mesa, CA 92626
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Theodore J. Smith and Mark S. St. Clare as Proxy holders, or either of them acting alone, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all of the shares of Common Stock of FileNET Corporation (the "Company"), held of record by the undersigned on March 17, 1998 at the 1998 Annual Meeting of Stockholders to be held at 9:00 a.m. local time, on May 15, 1998, at The Mondavi Center, 1570 Scenic Avenue, Costa Mesa, California 92626, and any adjournment thereof ("the Meeting").

     ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

          CONTINUED AND TO BE SIGNED ON REVERSE SIDE (SEE REVERSE SIDE)

- ------------------------------------------------------------------------------

                                   DETACH HERE

- ------------------------------------------------------------------------------

    Please mark
[X] votes as in
    this example

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted FOR the election to the Board of ALL the nominees listed below and FOR proposals 2 and 3. In their discretion, the Proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

1. Election of Directors

   Nominees: William P. Lyons, Lee D. Roberts, John C. Savage and
   Theodore J. Smith

   FOR ALL NOMINEES [_]     WITHHOLD FROM ALL NOMINEES [_]

   [_] _______________________________________

   For all nominees except as noted above.

2. To approve a series of amendments to the Company's 1995 Stock Option Plan, including a 600,000-share increase in the number of shares of Common Stock available for issuance thereunder and an increase in the size of the option grants made under the Automatic Option Grant Program.

   FOR [_]          AGAINST[_]          ABSTAIN [_]

3. To approve the Company's 1998 Employee Qualified Stock Purchase Plan under which 150,000 shares of Common Stock will be added to the remaining reserve under the predecessor plan.

   FOR [_]          AGAINST[_]          ABSTAIN [_]

4. To transact such other business as may properly come before the meeting.

Please date this Proxy and sign it exactly as your name or names appear. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held by a corporation, please sign in full corporate name by the president or other authorized officer. If shares are held by a partnership, please sign in full partnership name by an authorized person.


MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  [ ]

Signature: ________  Date:__________  Signature:  _____________  Date: _________